Dated 1998

                          STONEYRUN INC AND OTHERS (1)

                    CRAEGMOOR HEALTHCARE COMPANY LIMITED (2)

                           ---------------------------
                           SHARE ACQUISITION AGREEMENT
                                   relating to

                             SPECIALITY CARE LIMITED

                           ---------------------------

                              BARLOW LYDE & GILBERT

                                 Beaufort House
                              15 St Botolph Street

                                 London EC3A 7NJ

                               Tel: 0171 247 2277
                               Fax: 0171 782 8504

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                                    CONTENTS

CLAUSE OF AGREEMENT
-------------------

1.    Definitions and interpretation

2.    Sale of Shares and Consideration

3.    Conditions

4.    Warranties

5.    Announcements and confidentiality

6.    Completion

7.    Covenants by certain Vendors

8.    Costs

9.    Warranties and undertakings by the Purchaser

10.   Restrictive Trade Practices Act 1976

11.   Indemnity

12.   General

13.   Notices

14.   Applicable law and jurisdiction

SCHEDULES
---------

1. Particulars of the Vendors, the Shares and the Consideration, and the Purchaser

2.    Particulars of the Company and the Subsidiary Undertakings

3.    Completion obligations

4.    General warranties

5.    Warranties relating to Taxation

6. Details of the Properties and Warranties relating to the Properties

7.    Warranties relating to environmental matters

DOCUMENTS IN THE APPROVED TERMS
-------------------------------

1.    Tax Deed

2.    Letter(s) of resignation

3.    Board minutes of the Group Companies

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4.    Resolutions of the shareholders of the Purchaser

5.    Powers of attorney

6.    Deed of Waiver

7.    Information warranted pursuant to paragraph 1.1 of Schedule 4

8.    Deed of Covenant

ANNEXURE

1.    Accounts

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THIS AGREEMENT is made on                                              1998

BETWEEN:

(1)  STONEYRUN INC. AND OTHERS particulars of whom are set out in Part I of
     Schedule 1 (together "the Vendors"); and

(2)  CRAEGMOOR  HEALTHCARE  COMPANY LIMITED  particulars of which are set out in
     Part II of Schedule 1 ("the Purchaser").

WHEREBY IT IS AGREED as follows:

1.   DEFINITIONS AND INTERPRETATION

1.1 The following words and expressions where used in this Agreement have the meanings given to them below.

     Accounts the audited consolidated accounts of the Group as at the Accounts Date and the audited accounts of each Subsidiary Undertaking as at the Accounts Date, true copies of which comprise Annexure 1;

     Accounts Date                     30 June 1997;

     Business Day                      a  weekday,  other  than a  Saturday,  on
                                       which clearing banks are ordinarily open for business in the City of London;

     Companies Act                     the Companies Act 1985;

     Company Speciality Care Limited, details of which are set out in Part I of Schedule 2;

     Completion                        the  performance  of the  obligations  to
                                       complete the sale and purchase of the Shares in accordance with Schedule 3;

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     Completion Date                   the date on which Completion occurs;

     Conditions                        the conditions set out in clause 3.1;

     Consideration                     the   consideration   for  the  sale  and
                                       purchase of the Shares as stated in clause 2.6;

     Consideration                     Shares  the  B   Convertible   Shares  of
                                       (pound)1 each in the capital of the Purchaser to be created on the passing of the Resolution and to be allotted to the Vendors pursuant to clause 2.6;

     Copyright                         the copyright and design right in all the
                                       works and designs (as defined in the Copyright, Designs and Patents Act 1988) in the possession or control of or used by the Group;

     Deed of Covenant                  the  deed  in the  approved  terms  to be
                                       entered into by Mr Timothy Nicholson;

     Deed of Waiver the deed in the approved terms under which a holder of options under the Company's Employee Share Option Scheme adopted on 26 July 1995 irrevocably waives his or her right to exercise such options;

     Disclosure                        Letter  the  letter  of the same  date as
                                       this Agreement  (including its annexures)
                                       from  the  Vendors'   Solicitors  to  the
                                       Purchaser containing the disclosures to the Warranties;

     Due Proportion in respect of each Vendor, the proportion set out against that Vendor's name in column (5) of Part I of Schedule 1;

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     EEC Treaty                        the  Treaty   establishing  the  European
                                       Economic Community;

     Group                             the    Company    and   the    Subsidiary
                                       Undertakings and "Group Company" means any of such companies;

     ICTA 1988                         the  Income  and  Corporation  Taxes  Act
                                       1988;

     Intellectual                      Property patents, trade marks, registered
                                       designs,  applications  for  any  of  the
                                       foregoing,  copyright,  design rights and
                                       analogous  rights,   trade  and  business
                                       names, rights in confidential information
                                       howsoever   arising   and  any  right  or
                                       interest in any of the foregoing;

     Know-How inventions, discoveries, improvements, processes, techniques, designs,
                                       specifications,    drawings,    technical
                                       information,       methods,      manuals,
                                       instructions,  catalogues and information
                                       relating  to  customers  and   suppliers,
                                       insofar as any of the foregoing relates to the business of the Group and whether or not it is written or unwritten;

     London Stock                      The London Stock Exchange Limited;
     Exchange

     Management                        Accounts the management  accounts for the
                                       Group  as at and for the  period  from 30
                                       June 1997 to 8 February 1998 in the form initialled by or on behalf of the parties hereto;

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     Ordinary Shares                   the 1,818,182 Ordinary Shares of 10p each
                                       in the capital of the Company;

     Pension Scheme Speciality Care (EMI) plc Pension and Life Assurance Scheme and the pension schemes relating to Lindeth College referred to in the Disclosure Letter;

     Preference Shares                 the      (pound)7,500,000      cumulative
                                       redeemable convertible preference shares of (pound)1 each in the capital of the Company;

     Properties                        the properties,  details of which are set
                                       out in Part I of Schedule 6;

     Purchaser Group                   the   Purchaser   and   the    subsidiary
                                       undertakings of the Purchaser;

     Purchaser Group Accounts          has the meaning  ascribed to it in clause
                                       9.1.1;

     Purchaser's Property Solicitors   Simon Bishop & Partners of "Hillcairnie",
                                       St Andrew's Road, Droitwich,
                                       Worcestershire WR9 8DJ;

     Purchaser's Solicitors            Barlow Lyde & Gilbert of Beaufort  House,
                                       15 St Botolph Street, London EC3A 7NJ;

     Purchaser's Warranties            the warranties set out in clause 9.1;

     Relevant Claim                    a claim for breach of a Warranty, a claim
                                       pursuant to the Tax Deed or a claim pursuant to clause 11;

     Resolution                        the written  resolutions  in the approved
                                       terms to be passed by the shareholders of the Purchaser;

     Shares the Ordinary Shares and Preference Shares of the Company to be acquired by the Purchaser in accordance with this Agreement;

     Subsidiary Undertakings           the   subsidiary   undertakings   of  the
                                       Company,  details of which are set out in
                                       Part II of Schedule 2;

     Tamaris                           Tamaris Plc;

     Tamaris Claim                     has the meaning given to it in the letter
                                       of   even   date    herewith   from   the
                                       Purchasers'  Solicitors  to the  Vendors'
                                       Solicitors;

     Tax Deed the deed in the approved terms relating to taxation to be executed at Completion;

     Vendors' Property Solicitors      Ellis   Jones   of  4   Monmouth   Court,
                                       Southampton Road, Ringwood, Hampshire

                                       BH24 1HE;

     Vendors' Solicitors               Gouldens of 22 Tudor Street, London EC4Y
                                       0JJ;

     Warranties                        the warranties and  undertakings  set out
                                       in clause 4 and Schedules 4, 5, 6 and 7.

1.2 Where used in this Agreement the terms "subsidiary", "subsidiary undertaking", "holding company", "financial year", "director" and "shadow director" shall have the meanings respectively attributed to them by the Companies Act at the date of this Agreement; the term "recognised investment exchange" shall have the meaning attributed to it by Part V of the Financial Services Act 1986 at the date of this Agreement; the term "connected person" shall have the meaning attributed to it by section 839 ICTA 1988 at the date of this Agreement and the words "connected with" shall be construed accordingly; the term "taxation" shall have the meaning attributed to "Taxation" in the Tax Deed; and the expression "for taxation purposes" shall have the meaning attributed to it in the Tax Deed.

1.3 A reference to any statutory provision in this Agreement:

      1.3.1 includes any order, instrument, plan, regulation, permission and direction made or issued under such statutory provision or deriving validity from it; and

      1.3.2 shall be construed as a reference to such statutory provision as in force at the date of this Agreement (including, for the avoidance of doubt, any amendments made to such statutory provision that are in force at the date of this Agreement); and

      1.3.3 shall also be construed as a reference to any statutory provision in force at the date of this Agreement of which such statutory provision is a re-enactment or consolidation.

1.4 The headings in this Agreement are for convenience only and shall not affect its meaning.

1.5 References to a clause, Schedule or paragraph are (unless otherwise stated) to a clause of and Schedule to this Agreement and to a paragraph of the relevant Schedule.

1.6 A document expressed to be "in the approved terms" means a document, the terms, conditions and form of which have been agreed by the parties to this Agreement and a copy of which has been identified as such and initialled by or on behalf of each of the parties.

1.7 A document expressed to be an "Annexure" means a document a copy of which has been identified as such and initialled by or on behalf of each of the parties.

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1.8   Words  importing  one gender shall (where  appropriate)  include any other gender and words importing the singular shall (where appropriate) include the plural and vice versa.

2.    SALE OF SHARES AND CONSIDERATION

2.1 Each of the Vendors shall, with full title guarantee, sell or procure to be sold and the Purchaser shall purchase the Shares set opposite his name in Columns (2) and (3) of Part 1 of Schedule I upon and subject to the terms and conditions of this Agreement.

2.2 Each Vendor warrants and undertakes to the Purchaser that the Shares set opposite his name in Columns (2) and (3) of Part 1 of Schedule I are registered in his name in the Company's register of members, are and will at Completion be, owned by him beneficially and legally and are, and will at Completion be, free from all liens, charges and encumbrances or interests in favour of or claims made by any other person.

2.3 The Purchaser shall not be obliged or entitled to complete the purchase of any of the Shares unless the purchase of all of the Shares is completed simultaneously.

2.4 Each of the Vendors shall procure that the Purchaser acquires good title to the Shares respectively sold by him free from all liens, charges, encumbrances, equities and claims whatsoever and together with all rights now or hereafter attaching to them.

2.5 Each of the Vendors hereby waives and undertakes to procure that any other person having such rights shall waive any pre-emption rights that he or such other person may have relating to the Shares whether conferred by the articles of association of the Company or otherwise.

2.6 The consideration for the sale of the Shares specified against each Vendor's name in Columns (2) and (3) of Part 1 of Schedule I shall be:-

      2.6.1 the allotment to such Vendor of the number of the Consideration Shares set against that Vendor's name in Column (4) of Part 1 of
            Schedule 1; and

      2.6.2 the payment to such Vendor (or as such Vendor may direct) of the cash consideration set against that Vendor's name in Column (6) of
            Part I of Schedule 1.

2.7 The Consideration Shares shall be allotted credited as fully paid and shall rank pari passu in all respects with the shares of the same class in the Purchaser.

3.    CONDITIONS

3.1   Completion is conditional upon:

     3.1.1 the passing of the Resolution by all the shareholders of the Purchaser;

      3.1.2 the execution by Mr Nicholson of the Deed of Covenant;

      3.1.3 the execution of a Deed of Waiver by each person who holds an option under the Company's Employee Share Option Scheme adopted on 26 July 1995; and

      3.1.4 receipt by Speciality Care (REIT Homes) Limited of not less than the sum of (pound)258,616, being rent deposits to be released to it by Principal Healthcare Finance Limited relating to Weald Hall Nursing

            Home and Catchpole Court.

4.    WARRANTIES

4.1 The Vendors, upon the execution of this Agreement, severally warrant to the Purchaser in the terms of the Warranties.

4.2 The Warranties are given subject only to matters fairly disclosed in the Disclosure Letter, but no other information of which the Purchaser has knowledge (actual or constructive) shall prejudice any claim made by the Purchaser under the Warranties or operate to reduce any amount recoverable.

      The Purchaser confirms that, at the time of execution of this Agreement, neither Mr John McAllister nor Mr Michael Stratford is actually aware of any circumstances which he also appreciates at such time will constitute a breach of a Warranty or give rise to a claim under the Tax Deed.

4.3 The Vendors agree that, if there is a breach of any of the Warranties, then, without prejudice to the right of the Purchaser to claim damages on any other basis, the Vendors shall pay to the Purchaser together in each case with all costs and expenses reasonably incurred or sustained by the Purchaser and/or the relevant Group Company as a result of the breach or of the fact, matter, event or circumstance resulting in the breach a sum equal to the aggregate of each liability and excess liability of each Group Company which has been or will be incurred and which would not have been incurred had matters been as warranted at the date the Warranties were given. Notwithstanding clause 12.10, and without prejudice to any other evidence that may be produced, in calculating the amount of the Vendors' liability for any breach of the Warranties, regard shall be had to correspondence between the parties (including correspondence between the Purchaser and Mr Timothy Nicholson and/or Mr Derek Cormack) concerning the manner in which the Consideration has been calculated.

4.4 The Warranties shall continue in full force and effect notwithstanding Completion.

4.5 Where any statement in the Warranties is qualified by the expression "to the best of the knowledge, information and belief of the Vendors" or "so far as the Vendors are aware" or any similar expression, each Vendor shall be deemed to have knowledge of:

      4.5.1 anything of which the other Vendors have actual knowledge;

      4.5.2 anything of which he ought reasonably to have knowledge given his particular position in and responsibilities to the Company; and

      4.5.3 anything of which he would have had knowledge had he made due and careful enquiry of Mr Timothy Nicholson or Mr Derek Cormack immediately before giving the Warranties.

4.6 Each of the Warranties shall be separate and independent and, save as expressly provided, shall not be limited by reference to any other Warranty or any other provision in this Agreement.

4.7 Each Warranty which is expressed to be given in relation to the Company shall also be deemed to be given in relation to each of the Subsidiary Undertakings as if it had been repeated with respect to each Subsidiary Undertaking naming it in place of the Company throughout. The Warranties in paragraph 4 of Schedule 4 shall, in addition, apply to the Group as if they had been expressly repeated with respect to the Group naming it in place of the Company throughout.

4.8 The liability of each Vendor for any breach of the Warranties or pursuant to this clause and/or the terms of the Tax Deed shall be limited to that Vendor's Due Proportion of the total liability concerned.

4.9 The Vendors undertake not to exercise any right of counterclaim or set-off or any other claim or right of recovery against any Group Company or any of its officers, employees, auditors or advisers in relation to any claim which may be made in respect of the Warranties or under the Tax Deed.

4.10 Save in the event of fraud or wilful non-disclosure on the part of any of them, the Vendors shall be under no liability:

      4.10.1 for breach of any of the Warranties in Schedule 4 (other than those in paragraphs 4.2.4 and 4.2.5) or Schedule 6 unless written notice of the claim has been given to the Vendors by or on behalf of the Purchaser on or before 30 June 2000; or

      4.10.2 for breach of any of the  Warranties in Schedule 5 or in paragraphs
             4.2.4 and 4.2.5 of Schedule 4 or in respect of any claim under the Tax Deed unless written notice of the claim has been given to the Vendors by or on behalf of the Purchaser on or before 26 February 2004 and any claim in respect of which such written notice is given shall (unless previously agreed or withdrawn) be deemed to have been irrevocably and unconditionally withdrawn if no proceedings shall have been issued and served upon the Vendors in respect of such claim within 12 months of the later of (a) delivery of such written notice and (b) all consultations and actions taken or required to be taken by the Purchaser pursuant to clause
      4.15 of this Agreement or clauses 7.3 or 8 of the Tax Deed (as appropriate) having been completed or terminated.

     4.11 The Vendors shall not be liable in respect of any claim for breach of the Warranties or pursuant to the terms of the Tax Deed unless the aggregate amount payable in respect of the claim together with all amounts payable in respect of other claims (each such amount being an amount in excess of (pound)20,000, in accordance with clause 4.13) exceeds (pound)75,000 but once such aggregate amount has been exceeded the Vendors shall be liable for the whole of such aggregate amount and not just the excess.

     4.12 Without in any way derogating from the provisions of clause 4.19 should all the Consideration Shares allotted to such Vendor hereunder ("its Consideration Shares") be converted into Deferred Shares pursuant to the articles of association of the Purchaser, the aggregate liability of each Vendor for Relevant Claims shall not exceed whichever is applicable of the following, viewed as of the date on which the Relevant Claim concerned is due to be satisfied:-

          4.12.1 prior to a Sale or Listing, that Vendor's Due Proportion of (pound)20,000,000;

          4.12.2 on or after a Sale or Listing, the Realised and Realisable Sale Proceeds of its Consideration Shares, subject to a maximum aggregate liability of that Vendor's Due Proportion of (pound)20,000,000.

            "Realised Sale Proceeds" for this purpose means the total proceeds of sale of the Consideration Shares concerned received by the Vendor concerned on a sale of such Consideration Shares to a bona fide third party purchaser on an arm's length basis. "Realisable Sale Proceeds" for this purpose means the price at which the Vendor concerned is or was (as the case may be) able to sell the Consideration Shares concerned to a bona fide third party purchaser on an arm's length basis (and irrespective of whether or not such shares are or were actually so sold), at the earliest permissible time without infringing any contractual or other legal restriction on or after a Sale or Listing, as evidenced by a written offer to such Vendor from such an offeror with the necessary financial resources to satisfy the relevant payment obligations in full or (as appropriate) by an opportunity offered by the sponsor to the Listing for the Consideration Shares to be sold or placed as part of the Listing process.

            Where a Vendor's Consideration Shares are sold to a bona fide third party purchaser on an arm's length basis and the proceeds of sale of such Consideration Shares comprise listed shares, the Realised and/or Realisable Sale Proceeds of such Consideration Shares shall be determined by reference only to a sale or (as appropriate) an ability to sell the listed shares so acquired. Accordingly, in such a case, references in the definitions above of "Realised Sale Proceeds" and "Realisable Sale Proceeds" to the Consideration Shares shall be construed as references to the listed shares acquired on the sale of the Consideration Shares concerned.

      In this clause 4.12, "Sale" means the unconditional completion of the sale of at least ninety per cent of the issued Ordinary Share capital of the Purchaser to a single purchaser or to one or more purchasers as part of a single transaction, and "Listing" has the meaning given to it in the articles of association of the Purchaser in force at the date hereof.

      If some only of the Vendor's Consideration Shares are sold, or able to be sold, or referred to in clause 4.12.2, then clause 4.12.2 shall operate on a pro-rata basis (so that if, for example, half of such Consideration Shares are sold as referred to in Clause 4.12.2, that Vendor's aggregate liability for Relevant Claims would consist at such time of a sum equal to the aggregate of (i) 50 per cent. of that Vendor's Due Proportion of (pound)20,000,000 and (ii) the total proceeds of sale of the Consideration Shares concerned).

4.13 The Vendors shall not be liable in respect of any breach of the Warranties or pursuant to the terms of the Tax Deed unless the amount payable in respect of the liability of the Vendors in respect of that individual breach or claim exceeds (pound)20,000.

4.14 The Vendors shall not be liable for any Relevant Claim to the extent that the loss concerned has been recovered by the Purchaser pursuant to another Relevant Claim.

4.15 The Purchaser shall, as soon as practicable and in any event within 25 Business Days after the same comes to its notice, inform the Vendors in writing of any fact, matter, event or circumstance ("claim against the Group") which comes to its notice whereby it appears that the Vendors are or may become liable in respect of a breach of any of the Warranties and shall in relation thereto:-

      4.15.1 consult with the Vendors as to the way in which the claim against the Group might be avoided, resolved, minimised or compromised and afford to the Vendors a reasonable opportunity to propose to the Purchaser a method of resolving or compromising the same; and

      4.15.2 at the written request of the Vendors and on being indemnified to the reasonable satisfaction of the Purchaser in respect of all losses, claims, demands, costs and expenses which may thereby be incurred (including legal costs) take or procure that the Company or the Subsidiary Undertaking concerned shall take such action (and not take any action inconsistent therewith) as the Vendors may reasonably require to avoid, dispute, resist, compromise or defend the said claim against the Group.

4.16 No liability shall attach to the Vendors in respect of a breach of any of the Warranties to the extent that:

      4.16.1 a specific provision or specific reserve in respect of such breach has been made in the Accounts or in the Management Accounts;

      4.16.2 such claim arises as a consequence of a change in the law (including a published Inland Revenue statement of practice or extra-statutory concession, not being a statement of practice or extra-statutory concession announced, expected or in general contemplation prior to Completion) enacted or effected after the date of this Agreement;

      4.16.3 such claim arises as a result of any specific provision or specific reserve made in respect thereof in the Accounts or the Management Accounts being insufficient by reason of any increase in rates of taxation made after the date of this Agreement or as a result of the retrospective imposition of taxation as a consequence of a change in the law enacted after the date of this Agreement;

      4.16.4 the breach or the events giving rise to such breach would not have arisen but for a voluntary act, omission or transaction of the Purchaser or any member of the Purchaser Group (including the Company and Subsidiary Undertakings or any of them) effected after Completion otherwise than in the ordinary course of business as presently carried on;

      4.16.5 the Purchaser or any relevant member of the Purchaser Group (including the Company and Subsidiary Undertakings or any of them) has previously received full indemnity against any loss or damage suffered by it arising out of the breach under the terms of any insurance policy of such company in force at the date hereof (or to the extent that the Purchaser or relevant member of the Purchaser Group could have recovered had it maintained such cover or at least equivalent cover at the time of the claim concerned);

      4.16.6 the matter giving rise to the same is attributable to or consequent upon any change to the accounting policy or the financial year end date of the Company or any Subsidiary Undertaking on or after Completion;

      4.16.7 the same  arises  or is  increased  by  reason  of the  failure  or omission on the part of the Purchaser or any member of the Purchaser Group (including the Company and any Subsidiary Undertakings) after Completion to make any claim, action, surrender or disclaimer or to give any notice or consent to do any other thing the making or giving or doing of which was specifically taken into account in computing the provisions or reserve for taxation in the Accounts or Management Accounts;

      4.16.8 the same arises or is increased by reason of the waiver or surrender after Completion by the Purchaser or any member of the Purchaser Group (including the Company and any Subsidiary Undertakings) of any exemption, relief, allowance, credit, deduction or set-off available to it which arose on or before the Accounts Date and relevant to the computation of a liability to taxation or any credit against taxation; or

      4.16.9 the liability to which the breach gives rise is a contingent liability unless or until such liability becomes actual.

4.17 No Vendor shall in relation to the sale hereunder of the Shares be liable in respect of any representations or warranties or similar assurances which are not contained and expressly given or assumed by it in this Agreement or the Disclosure Letter.

4.18 In the event of the Vendors having paid to the Purchaser an amount in respect of a claim for breach of any of the Warranties or a claim under the Tax Deed and subsequent to the date of making such payment the Purchaser or any other member of the Purchaser Group (including the Company and the Subsidiary Undertakings or any of them) recovers from a third party a sum which is referable to that payment then the Purchaser shall forthwith repay or procure the repayment by such member to the Vendors (or those of them making the original payment) of so much of the amount paid by the third party as does not exceed the sum paid by the Vendors to the Purchaser or other such member. The Purchaser hereby undertakes to use and to procure that each other such member uses all reasonable endeavours to enforce any right to recover any such sum.

4.19 The Purchaser acknowledges and agrees that any Relevant Claim that is agreed to or accepted by the Vendors or is otherwise determined shall be regarded as settled (and the Vendors as having made a payment to the Purchaser in respect of such claim for the purposes of this Agreement) to the extent that the Consideration Shares are converted, in accordance with the Articles of Association of the Purchaser (as amended following the passing of the Resolution), into Deferred Shares. Any payment made by the Vendors in respect of a Relevant Claim (whether in cash or by means of conversion of Consideration Shares as referred to in this clause) shall be regarded as a reduction in the price paid by the Purchaser for the Shares. Conversion of all of the Consideration Shares allotted to a particular Vendor as referred to in this clause shall extinguish all further liability of that Vendor in respect of any Relevant Claim.

5.   ANNOUNCEMENTS AND CONFIDENTIALITY

5.1 No announcement relating to the subject matter of this Agreement or any matter ancillary to this Agreement shall be made by or on behalf of any of the Vendors or the Purchaser without the prior written approval of the other parties provided that nothing shall prevent any of the parties making (even in the absence of the approval of the other parties) any announcement or disclosure required by law or by any regulatory authority.

5.2 Each of the Vendors severally covenants and undertakes to keep confidential and not at any time after the date of this Agreement to disclose or make known in any way to anyone (other than the Purchaser) or use for its own or any other person's benefit any Know-How or confidential information relating to any of the customers, suppliers or affairs of the businesses (including any prospective businesses) of the Group or otherwise relating to the business of the Group, provided that:-

      5.2.1 this obligation shall not extend to any Know-How or confidential information which shall have come into the public domain through no default of any Vendor;

      5.2.2 such covenant and undertaking shall not prevent any disclosure of information required by law or regulation or competent governmental authority;

      5.2.3 disclosure or use by any Vendor who continues as a director or employee of the Company in the ordinary and proper course of his duties shall not constitute a breach of such covenant or undertaking; and

      5.2.4 Nash, Sells & Partners Limited may disclose to investors in funds managed by it (in accordance with its previous practice) information concerning the Group:-

            (a)   obtained prior to Completion; and/or

            (b) obtained thereafter and relating to the rights and obligations of Nash, Sells & Partners Limited and/or Nash, Sells, LP 1A and/or Nash, Sells LP 1C under this Agreement the Tax Deed and any other documents entered into pursuant hereto and/or as a holder of shares in the Purchaser;

      5.2.5 this obligation shall not prevent disclosure of any information by any Vendor to another Vendor in connection with this Agreement or the Tax Deed or any agreement entered into pursuant hereto in the proper enjoyment by that Vendor of its rights under this Agreement or any agreement aforesaid or performance of its obligations thereunder.

5.3 All records, papers and documents in the possession, custody or control of or kept or made by or on behalf of the Vendors relating exclusively to the business or affairs of any Group Company or belonging to any Group Company shall be deemed to be the property of that Group Company and all such items shall be delivered to the Purchaser or as the Purchaser may direct at Completion.

6.    COMPLETION

6.1 Completion shall take place at the offices of the Purchaser's Solicitors immediately after satisfaction of the Conditions. On such date the Vendors and the Purchaser shall perform their respective obligations in relation to the sale and purchase of the Shares in accordance with and as set out in Schedule 3.

7.    COVENANTS BY CERTAIN VENDORS

7.1 Each of Stoneyrun Inc and Eagleview III Associates LP covenants with the Purchaser that it will not either on its own account or in conjunction with or on behalf of any other person or persons, whether directly or indirectly, for the period of:

      7.1.1 two years from the Completion Date, solicit or entice away or endeavour to solicit or entice away from the Purchaser Group or any Group Company any person who was at the Completion Date, or who during the period of six months prior to the Completion Date had been, employed by any Group Company as a Home Manager or in any other equivalent or more senior position, whether or not such person would commit a breach of his or her contract of employment by reason of leaving service;

      7.1.2 two years from the Completion Date, employ or offer to employ, whether as an employee, director, consultant or otherwise, any person who was at the Completion Date, or who during the period of six months prior to the Completion Date had been, employed by any Group Company as a Home Manager or in any other equivalent or more senior position, whether or not such person would commit a breach of his or her contract of employment by reason of leaving service; and

      7.1.3 two years from the Completion Date, carry on or be engaged, concerned or interested in any business in the United Kingdom which competes with the business of any member of the Group as the same was carried on at the Completion Date (other than as a holder of securities listed or dealt in on a recognised investment exchange provided that such holding shall not exceed five per cent of the class of securities of which the said holding forms part).

7.2 Each of the undertakings contained in clause 7.1 is a separate undertaking by each of Stoneyrun Inc and Eagleview III Associates LP in relation to itself and its interests and shall be enforceable by the Purchaser separately and independently of its right to enforce any one or more of the other covenants contained in clause 7.1 and in the event that any such undertaking shall be found to be void but would be valid if some part were deleted or the period or area of application were reduced, then such undertaking shall apply with such modification as may be necessary to make it valid and effective.

8.    COSTS

8.1 Each party shall pay its own costs and expenses incurred in the negotiation, preparation and execution of this Agreement and the Vendors represent and undertake that none of such costs and expenses have been nor will prior to Completion be borne by any Group Company.

8.2 Each Vendor severally agrees to pay to the Purchaser forthwith on demand that Vendor's Due Proportion of an amount equal to all professional costs and expenses (including legal, accountancy, surveyor's and valuer's costs and expenses) invoiced to or incurred by the Company or any other member of the Group as a result of or in connection with (a) the negotiation, preparation and execution of this Agreement and/or the agreements relating to the acquisition by Parkcare Homes Limited of the freehold property at Weald Hall, Weald Hall Lane, North Weald, Epping Forest, (b) the negotiations prior to Completion with Principal Healthcare Finance Limited for the sale of the share capital of Irvine Care Limited and the Leasehold Properties described in paragraphs 24-27 (inclusive) of Part I of Schedule 6 together with certain assets pertaining to the businesses carried on there and (c) the negotiations prior to Completion with Eton Hall Nursing Homes Limited for the sale of the Leasehold Properties described in paragraphs 20, 21 and 22 of Part I of Schedule 6 together with certain assets pertaining to the businesses carried on there. The Vendors shall have sole conduct of negotiations leading to the agreement or settlement of any such costs and expenses, subject always to the approval of the Purchaser (such approval not to be unreasonably withheld or delayed).

9.   WARRANTIES AND UNDERTAKINGS BY THE PURCHASER

9.1  The Purchaser warrants and undertakes to and with each of the Vendors that:

      9.1.1 the audited consolidated accounts of the Purchaser Group as at and for the period ended on 31 December 1996 ("the Purchaser Group Accounts") give a true and fair view of the state of affairs of the Purchaser Group at such date and of its profits for the year ended on that date and were prepared in accordance with generally accepted accounting principles consistently applied and comply with the Companies Act;

      9.1.2 since 31 December 1996 the businesses of the Purchaser and its subsidiary undertakings have been carried on in the ordinary and usual course, no material contracts or commitments of an onerous nature have been entered into and there has been no significant adverse change in the financial or trading position of the Purchaser and its subsidiary undertakings taken as a whole;

      9.1.3 neither the Purchaser nor any of its subsidiary undertakings is engaged in any legal or arbitration proceedings which individually or collectively may have, or have had during the immediately preceding twelve months, a significant effect on the financial position of the Purchaser and its subsidiary undertakings taken as a whole and no such proceedings are pending or (to the best of the information, knowledge and belief of the Purchaser) are threatened, nor is the Purchaser aware of any circumstances which are likely to give rise to any such legal or arbitration proceedings;

      9.1.4 no material outstanding indebtedness of the Purchaser or any of its subsidiary undertakings has become payable before its due date for repayment by reason of any event including any default by the Purchaser or any of its subsidiary undertakings and there are no circumstances known to the Purchaser which are likely to lead to such occurrence and neither the Purchaser nor any of its subsidiary undertakings is in material breach of the terms of any agreements relating to any of its or their indebtedness;

      9.1.5 no member of the Purchaser Group has taken any action nor have any other steps been taken or legal proceedings started against the Purchaser Group for its or their winding-up or dissolution or for it or any of them to enter into any arrangement or composition for the benefit of creditors, nor so far as the Purchaser is aware have any steps been taken for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of any of them or any of their respective properties or other assets;

      9.1.6 the copy of the Memorandum and Articles of Association of the Purchaser delivered to the Vendors' Solicitors is a true and complete copy of the Memorandum and Articles of Association of the Purchaser and incorporates or contains a copy of every such resolution or agreement as is referred to in section 380 of the Companies Act;

      9.1.7 with the exception of options to subscribe for a total of 110,250 Ordinary Shares of (pound)1 each in the capital of the Purchaser, as at the date of this Agreement no person has the right (whether now or later and whether absolutely or contingently) to call for the issue of any share in the capital of the Purchaser or of any security carrying rights of conversion into any such share;

      9.1.8 subject to the passing of the Resolution, the Purchaser has obtained all necessary authorities, powers and consents and has taken all necessary steps to enable it lawfully to issue the Consideration Shares in accordance with the requirements of this Agreement;

      9.1.9 the authorised share capital of the Purchaser at the date of this Agreement is (pound)24,650,000 divided into 2,203,000 Ordinary Shares of (pound)1 each and 224,470 Cumulative Redeemable Preferred Shares of (pound)100 each;

     9.1.10 the share capital of the Purchaser in issue at the date of this Agreement is (pound)24,539,852, divided into 2,092,752 Ordinary Shares of (pound)1 each and 224,471 Cumulative Redeemable Preferred Shares of (pound)100 each, all of which are fully paid up.

9.2 Save in the event of fraud or wilful non-disclosure, the Purchaser shall be under no liability for breach of any of the Purchaser's Warranties, unless written notice of the claim has been given to the Purchaser by or on behalf of the Vendors on or before 30 June 2000 and any claim in respect of which such written notice is given shall (unless previously agreed or withdrawn) be deemed to have been irrevocably and unconditionally withdrawn if no proceedings shall have been issued and served upon the Purchaser in respect of such claim within 12 months of delivery of such written notice.

9.3 The Purchaser shall not be liable in respect of any claim for breach of the Purchaser's Warranties unless the aggregate amount payable in respect of the claim together with all amounts payable in respect of other claims exceeds (pound)75,000 but once such aggregate amount has been exceeded the Purchaser shall be liable for the whole of such aggregate amount and not just the excess.

9.4 The aggregate liability of the Purchaser for breach of the Purchaser's Warranties shall not exceed (pound) 20,000,000.

9.5 The Purchaser shall not be liable in respect of any breach of the Purchaser's Warranties unless the amount payable in respect of the liability of the Purchaser in respect of that individual breach or claim exceeds (pound)20,000.

9.6 The Vendors shall as soon as practicable and in any event within 25 Business Days inform the Purchaser in writing of any fact, matter, event or circumstance ("claim against the Purchaser's Group") which comes to its notice whereby it appears that the Purchaser is or may become liable in respect of a breach of any of the Purchaser's Warranties and shall in relation thereto consult with the Purchaser as to the way in which the claim against the Purchaser's Group might be avoided, resolved, minimised or compromised and afford to the Purchaser a reasonable opportunity to propose to the Vendors a method of resolving or compromising the same.

9.7 No liability shall attach to the Purchaser in respect of a breach of any of the Purchaser's Warranties to the extent that:

      9.7.1 a specific provision or specific reserve in respect of such breach has been made in the Purchaser Group Accounts;

      9.7.2 such claim arises as a consequence of a change in the law enacted after the date of this Agreement;

      9.7.3 such claim arises as a result of any specific provision or specific reserve made in respect thereof in the Purchaser Group Accounts being insufficient by reason of any increase in rates of taxation made after the date of this Agreement or as result of the retrospective imposition of taxation as a consequence of a change in the law enacted after the date of this Agreement; or

      9.7.4 the Vendors or any or them have previously received full indemnity against any loss or damage suffered by it or them arising out of the breach under the terms of any insurance policy in force at the date hereof (or to the extent that the Vendors or any of them could have recovered had they or it maintained such cover or at least equivalent cover at the time of the claim concerned).

9.8 The Purchaser agrees that, if there is a breach of any of the Purchaser's Warranties then, without prejudice to the right of the Vendors to claim damages on any other basis, the Purchaser shall pay to the Vendors together in each case with all costs and expenses reasonably incurred or sustained by the Vendors as a result of the breach or of the fact, matter, event or circumstance resulting in the breach a sum equal to the aggregate of each liability and excess liability of each Purchaser Group Company (including the Company and Subsidiary Undertakings) which has been or will be incurred and which would not have been incurred had matters been as warranted in Clause 9.1 at the date such Purchaser's Warranties were given. Notwithstanding clause 12.10, and without prejudice to any other evidence that may be produced, in calculating the amount of the Purchaser's liability for any breach of the Purchaser's Warranties, regard shall be had to correspondence between the parties (including correspondence between the Purchaser and Mr Timothy Nicholson and/or Mr Derek Cormack) concerning the manner in which the Consideration has been calculated.

9.9 The Purchaser's Warranties shall continue in full force and effect notwithstanding Completion.

9.10 The Purchaser's Warranties shall be separate and independent and, save as expressly provided, shall not be limited by reference to any other warranty in Clause 9.1 or any other provision in this Agreement.

10.   RESTRICTIVE TRADE PRACTICES ACT 1976

      Where this Agreement is or forms part of an agreement which is subject to registration under the Restrictive Trade Practices Act 1976 ("RTPA"), no restriction accepted or information provision made under that agreement shall come into effect until the day after particulars of the agreement have been furnished to the Director General of Fair Trading under section 24 RTPA. If any party shall wish to furnish such particulars, the other parties will at the expense of the Purchaser render such co-operation and undertake such action as may reasonably be required of them for such purpose so that particulars may be furnished as soon as practicable following the signature of this Agreement and each of the parties consents to the disclosure of all information so furnished. In this clause the words and terms "agreement" and "subject to registration" shall have the meanings respectively given to them by the RTPA and the reference to "restrictions accepted" or "information provisions made" under the agreement shall be to restrictions accepted or information provisions made by virtue of which the agreement is subject to registration.

11.   INDEMNITY

11.1 Each Vendor hereby severally undertakes to pay to the Purchaser forthwith on demand that Vendor's Due Proportion of an amount equal to all and any liabilities, costs, charges and expenses suffered or incurred by the Company or any other member of the Group or the Purchaser Group as a result of or in connection with the Tamaris Claim (including any amounts paid to Tamaris on settlement of the Tamaris Claim). For the avoidance of any doubt, such costs and expenses include legal costs and expenses and other costs and expenses referred to in the following provisions of this clause 11, which costs and expenses shall be paid by each Vendor (as to his Due Proportion of the same) as and when such costs and expenses fall due for payment by the member of the Purchaser Group concerned.

11.2 Subject always to the Purchaser being satisfied that all steps to be taken by the Vendors in connection with the Tamaris Claim are reasonable and proper:

      11.2.1 the Vendors shall have sole conduct of all negotiations with Tamaris in respect of the Tamaris Claim; and

      11.2.2 the Vendors shall have the sole right to resist, avoid, dispute, appeal against, compromise or defend or agree or settle proceedings served on the Company by Tamaris (and to enforce the Company's rights if any arising out of the Tamaris Claim) in the name of the Company but at the sole expense of the Vendors.

11.3 The Vendors shall keep the Purchaser fully informed of all steps taken by them or Tamaris in connection with the Tamaris Claim.

11.4 The Purchaser undertakes to give, or to procure that the Purchaser Group following Completion gives, the Vendors all reasonable co-operation, access and assistance, technical or otherwise, for the purpose of resisting the Tamaris Claim, subject always to the Vendors meeting all expenses incurred as a result of such co-operation.

12.   GENERAL

12.1 Except where otherwise stated, any obligation imposed by or resulting from the execution of this Agreement which is undertaken by two or more persons shall constitute a several obligation of such persons.

12.2 This Agreement (including the Disclosure Letter, the documents in the approved terms, the Annexure and the various letters relating to this Agreement executed on the date of this Agreement) constitutes the entire and only legally binding agreement between the parties relating to the sale and purchase of the Shares and no variation of this Agreement shall be effective unless made in writing signed by or on behalf of all the parties and expressed to be such a variation.

12.3 Any remedy or right conferred by this Agreement on the Purchaser or the Vendors for breach of this Agreement shall be in addition to and without prejudice to any other right or remedy available to it or them.

12.4 No failure or delay by the Purchaser or the Vendors or time or indulgence given by it or them in or before exercising any remedy or right under or in relation to this Agreement shall operate as a waiver of the same nor shall any single or partial exercise of any remedy or right preclude any further exercise of the same or the exercise of any other remedy or right.

12.5 No waiver by any party of any requirement of this Agreement or of any remedy or right under this Agreement shall have effect unless given by notice in writing signed by such party. No waiver of any particular breach of the provisions of this Agreement shall operate as a waiver of any repetition of such breach.

12.6 Any release, waiver or compromise or any other arrangement which either the Purchaser gives or enters into with any Vendor or which any one Vendor gives or enters into with the Purchaser in connection with this Agreement shall not either affect any right or remedy of the Purchaser as regards any other Vendor's liabilities under or in relation to this Agreement or affect any right or remedy of any other Vendor against the Purchaser under or in relation to this Agreement.

12.7 This Agreement may be executed in two or more counterparts and execution by each of the parties of any one of such counterparts will constitute due execution of this Agreement.

12.8 Each Vendor shall and shall procure that any third party shall, do, execute and perform all such further deeds, documents, assurances, acts and things as may be necessary to transfer his Shares to the Purchaser.

12.9 The provisions of this Agreement shall remain in full force and effect after Completion so far as they then remain to be observed and performed.

12.10 Each of the parties acknowledges that he is entering into this Agreement without reliance on any warranty, representation, undertaking or statement of fact or opinion made to him by or on behalf of any other party in relation to the subject matter of this Agreement other than as expressly contained in this Agreement and in the documents in the approved terms provided that nothing herein shall exclude any party from liability for fraudulent misrepresentation.

12.11 None of the parties hereto shall assign in whole or in part the benefit of this Agreement or the Tax Deed.

13.   NOTICES

13.1 Any notice shall be in writing and signed by or on behalf of the person giving it and shall be irrevocable without the written consent of the party on whom it is served.

13.2 Each Vendor hereby irrevocably authorises Mr K. Alessandro of Hamilton House, 1 Temple Avenue, London EC4Y 0HA and Mr Marshall Elkins of 2500 West 4th Street, PO Box 25330, Wilmington, Delaware 19899, USA acting jointly (or such other representative(s) (not exceeding two persons in total) as Vendors holding between them or allotted in the majority of the Consideration Shares shall nominate in writing to the Purchaser) ("the Vendors' Representatives") on its behalf to:-

     13.2.1 give and receive any notice, document or other information under or pursuant to this Agreement (provided always that a copy of any such notice, document or other information given by the Purchaser is also provided by the Purchaser to Nash, Sells & Partners Limited and Tiverton Holdings Limited);

     13.2.2 negotiate, compromise and agree any matters in connection with all or any of the provisions of this Agreement, including any claim under the Warranties or any matters arising under clause 11; and

     13.2.3 execute and/or agree any other matter, document or thing, and take any other action, as shall in the Vendors' Representatives' discretion appear necessary or desirable for the purposes of, or in connection with, this Agreement (including for the avoidance of doubt any of the documents in the approved terms).

      The   Purchaser   shall  be   entitled   to  assume   that  the   Vendors'
      Representatives have full authority, on behalf of each Vendor, for all the purposes referred to in this clause.

13.3 Service of a notice must be effected by one of the following methods:

     13.3.1 personally by giving it to any partner of a partnership that is a party or to any director or the secretary of any company that is a party;

     13.3.2 by leaving it at or sending it by prepaid first class post (or by airmail if from one country to another) to the address of such party set out in Schedule 1 or to such other address in England as that party shall have notified from time to time to all the other parties for the purposes of this clause by notice given in accordance with this clause for which purpose the last substituted address shall supersede all persons substitutions.

13.4 Notices shall be deemed served as follows:

      (a)   in the case of personal service at the time of such service;

      (b) in the case of leaving the notice at the relevant address, at the time of so leaving it;

      (c) in the case of service by post, on the second (or if by airmail the fourth) Business Day following the day on which it was posted and in proving such service it shall be sufficient to prove that the notice was properly addressed, stamped and posted.

13.5 Each of the following Vendors, namely, Stoneyrun Inc, New Southwood Associates Inc, Tiverton Holdings Limited, Lowton Holdings Limited, Sergus Investments S.A. and Eagleview III Associates LP, irrevocably and unconditionally nominates and instructs the Vendors' Solicitors (reference ACG/PLN) to be its agent to receive and accept service of proceedings for the purposes of this Agreement on its behalf, and acknowledges that service upon the Vendors' Solicitors shall constitute good service for all purposes and waives all rights to raise any defence in this respect.

14.   APPLICABLE LAW

14.1 This Agreement shall be governed by and construed in accordance with the laws of England.

14.2 The parties irrevocably submit to the exclusive jurisdiction of the Courts of England and Wales in respect of any claim, dispute or difference arising out of or in connection with this Agreement.

AS WITNESS this Agreement has been executed by or on behalf of the parties the day and year first before written.

                                   SCHEDULE 1

                                     Part I

          Particulars of the Vendors, the Shares and the Consideration


------------------------------------------------------------------------------------------------------------------------------------
        (1)                                           (2)              (3)               (4)             (5)              (6)
      VENDORS                                      ORDINARY        PREFERENCE       CONSIDERATION         DUE             CASH
                                                 SHARES SOLD      SHARES SOLD          SHARES         PROPORTION      CONSIDERATION
------------------------------------------------------------------------------------------------------------------------------------

Stoneyrun Inc
c/o Andrew Panaccione
2500 West 4th Street
Suite 11
Wilmington
Delaware 19805                                    1,027,624            --               28,149           11.5%        (pound)29,511
USA

------------------------------------------------------------------------------------------------------------------------------------
New Southwood Associates Inc.
2500 West 4th Street
P O Box 25330
Wilmington
Delaware 19899
USA                                                 387,187         4,773,846          129,732             53%       (pound)136,006
------------------------------------------------------------------------------------------------------------------------------------
Nash, Sells & Partners Limited
25 Buckingham Gate
London SW1E 6LD                                         403               624               25           0.01%            (pound)26
------------------------------------------------------------------------------------------------------------------------------------
Nash, Sells LPIA
25 Buckingham Gate                                  296,545           459,585           21,369           8.73%
London SW1E 6LD                                                                                                        (pound)22,403

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
        (1)                                           (2)              (3)               (4)             (5)              (6)
      VENDORS                                      ORDINARY        PREFERENCE       CONSIDERATION         DUE             CASH
                                                 SHARES SOLD      SHARES SOLD          SHARES         PROPORTION      CONSIDERATION
------------------------------------------------------------------------------------------------------------------------------------

Nash, Sells LPIC
25 Buckingham Gate                                   25,675            39,791            1,860           0.76%          (pound)1,950
London SW1E 6LD
------------------------------------------------------------------------------------------------------------------------------------
Tiverton Holdings Limited
P O Box 761
Ordnance House
31 Pier Road
St Helier
Jersey                                               27,624         2,127,113           57,033           23.3%         (pound)59,792
Channel Islands
------------------------------------------------------------------------------------------------------------------------------------
Eagleview III Associates LP
c/o Wilsbach Distributors, Inc.,
P.O. Box 6148
Harrisburg PA 17112                                  21,780            99,041            2,448              1%          (pound)2,566
USA
------------------------------------------------------------------------------------------------------------------------------------
Lowton Holdings Limited
P.O. Box 186
1 Le Marchant Street                                 10,448                 -              490            0.2%            (pound)513
St Peter Port
Guernsey
Channel Islands
------------------------------------------------------------------------------------------------------------------------------------
Sergus Investments S.A.
Calle 50
Edif. Universal No. 102
Apartado 6978
Panama 5
Republic of Panama                                   20,896                 -            3,672            1.5%          (pound)3,849
------------------------------------------------------------------------------------------------------------------------------------

                                     Part II

                          Particulars of the Purchaser

Craegmoor Healthcare Company Limited
(Registered in England with number 2825572)

"Hillcairnie"
St Andrew's Road
Droitwich
Worcestershire

WR9 8DJ

                                   SCHEDULE 2

                                     Part I

                           Particulars of the Company

NAME:                                 Speciality Care Limited

REGISTERED IN ENGLAND UNDER NO:       2787609

REGISTERED OFFICE:                    Hamilton  House, 1 Temple  Avenue,  London
                                      EC4Y 0HA

AUTHORISED CAPITAL:                   (pound)7,850,000  divided  into  3,058,782
                                      Ordinary  Shares  of 10p  each,  7,500,000
                                      Convertible Preference shares of (pound)1 each and 441,218 Deferred Shares of 10p each

ISSUED AND FULLY PAID UP CAPITAL:     (pound)7,725,940,  divided into  1,818,182
                                      Ordinary  Shares  of 10p  each,  7,500,000
                                      Convertible Preference Shares of (pound)1 each and 441,218 Deferred Shares of 10p each

DIRECTORS:                            Kent  Thomas  Alessandro,   Lawrence  Paul
                                      Cirka, Robert Elkins, John Alfred Stoddard
                                      Nash and Timothy Frantz Nicholson

SECRETARY:                            Nigel Schofield

ACCOUNTING REFERENCE DATE:            30 June

                                     Part II

                   Particulars of the Subsidiary Undertakings

NAME:                                 Speciality Care (EMI) plc

REGISTERED IN ENGLAND UNDER NO:       2192205

REGISTERED OFFICE:                    Hamilton  House, 1 Temple  Avenue,  London
                                      EC4Y 0HA

AUTHORISED CAPITAL:                   (pound)610,000

DESCRIPTION:                          Ordinary Shares of 10p each

                                      1,100,000 Convertible Preference Shares of
                                      10p each

ISSUED AND FULLY PAID UP CAPITAL:     (pound)236,128

DESCRIPTION:                          1,294,610  Ordinary  Shares  of  10p  each
                                      1,066,670 Convertible Preference shares of
                                      10p each

REGISTERED IN THE NAME OF:            Speciality Care Limited
                                      Hamilton House, 1 Temple Avenue,
                                      London EC4Y 0HA

BENEFICIALLY OWNED BY:                Speciality Care Limited

DIRECTORS:                            Timothy Frantz Nicholson;
                                      Anthony Leake Robinson;

SECRETARY:                            Nigel Schofield

ACCOUNTING REFERENCE DATE:            30 June

NAME:                                 Speciality Care (Care Homes) Limited

REGISTERED IN ENGLAND UNDER NO:       3257732

REGISTERED OFFICE:                    Hamilton House, 1 Temple Avenue, London
                                      EC4Y 0HA

AUTHORISED CAPITAL:                   (pound)1000

DESCRIPTION:                          1000 Ordinary Shares of (pound)1 each

ISSUED AND FULLY PAID UP CAPITAL:     (pound)2

DESCRIPTION:                          2 Ordinary Shares of (pound)1 each

REGISTERED IN THE NAME OF:            Speciality Care Limited
                                      Hamilton House, 1 Temple Avenue,
                                      London EC4Y 0HA

BENEFICIALLY OWNED BY:                Speciality Care Limited

DIRECTORS:                            Anthony Leake Robinson
                                      Timothy Frantz Nicholson

SECRETARY:                            Nigel Schofield

ACCOUNTING REFERENCE DATE:            30 June

NAME:                                 Speciality Care (Rest Care) Limited

REGISTERED IN ENGLAND UNDER NO:       3257061
                                      EC4Y 0HA

REGISTERED OFFICE:                    Hamilton House 1 Temple Avenue,
                                      London EC4Y0HA

AUTHORISED CAPITAL:                   (pound)1,000

DESCRIPTION:                          1,000 Ordinary Shares of (pound)1 each

ISSUED AND FULLY PAID UP CAPITAL:     (pound)2

DESCRIPTION:                          2  Ordinary Shares of (pound)1 each

REGISTERED IN THE NAME OF:            Speciality Care Limited
                                      Hamilton House, 1 Temple Avenue,
                                      London EC4Y 0HA

BENEFICIALLY OWNED BY:                Speciality Care Limited

DIRECTORS:                            Anthony Leake Robinson
                                      Timothy Frantz Nicholson

SECRETARY:                            Nigel Schofield

ACCOUNTING REFERENCE DATE:            30 June

NAME:                                 Speciality Healthcare Limited

REGISTERED IN ENGLAND UNDER NO:       2904221

REGISTERED OFFICE:                    Hamilton House, 1 Temple Avenue, London
                                      EC4Y 0HA

AUTHORISED CAPITAL:                   (pound)1,000

DESCRIPTION:                          1,000 Ordinary Shares of(pound)1 each

ISSUED AND FULLY PAID UP CAPITAL:     (pound)2

DESCRIPTION:                          2 Ordinary Shares of(pound)1 each

REGISTERED IN THE NAME OF:            Speciality Care Limited

                                      Hamilton House, 1 Temple Avenue, London
                                      EC4Y 0HA

BENEFICIALLY OWNED BY:                Speciality Care Limited

DIRECTORS:                            Timothy Frantz Nicholson
                                      Anthony Leake Robinson

SECRETARY:                            Nigel Schofield

ACCOUNTING REFERENCE DATE:            30 June

NAME:                                 Irvine Care Limited

REGISTERED IN ENGLAND UNDER NO:       2647877

REGISTERED OFFICE:                    Hamilton House, 1 Temple Avenue, London
                                      EC4Y 0HA

AUTHORISED CAPITAL:                   (pound)1,000

DESCRIPTION:                          1,000 Ordinary Shares of(pound)1 each

ISSUED AND FULLY PAID UP CAPITAL:     (pound)1,000

DESCRIPTION:                          1,000 Ordinary Shares of(pound)1 each

REGISTERED IN THE NAME OF:            Speciality Care Limited
                                      Hamilton House,
                                      1 Temple Avenue,
                                      London EC4Y 0HA

BENEFICIALLY OWNED BY:                Speciality Care Limited

DIRECTORS:                            Timothy Frantz Nicholson
                                      Anthony Leake Robinson
                                      Carol Artis

SECRETARY:                            Nigel Schofield

ACCOUNTING REFERENCE DATE:            30 June

NAME:                                 Speciality Care (Learning Disabilities)
                                      Limited

REGISTERED IN ENGLAND UNDER NO:       2953416

REGISTERED OFFICE:                    Hamilton House, 1 Temple Avenue, London
                                      EC4Y 0HA

AUTHORISED CAPITAL:                   (pound)1,000

DESCRIPTION:                          2 Ordinary Shares of(pound)1 each

ISSUED AND FULLY PAID UP CAPITAL:     (pound)2

DESCRIPTION:                          1,000 Ordinary Shares of(pound)1 each

REGISTERED IN THE NAME OF:            Speciality Care Limited
                                      Hamilton House,
                                      1 Temple Avenue,
                                      London EC4Y 0HA

BENEFICIALLY OWNED BY:                Speciality Care Limited

DIRECTORS:                            Timothy Frantz Nicholson
                                      Anthony Leake Robinson

SECRETARY:                            Nigel Schofield

ACCOUNTING REFERENCE DATE:            30 June

NAME:                                 Speciality Care (Cedar Grove) Limited

REGISTERED IN ENGLAND UNDER NO:       2965110

REGISTERED OFFICE:                    Hamilton House, 1 Temple Avenue, London
                                      EC4Y 0HA

AUTHORISED CAPITAL:                   (pound)1,000

DESCRIPTION:                          1,000 Ordinary Shares of (pound)1 each

ISSUED AND FULLY PAID UP CAPITAL:     (pound)2

DESCRIPTION:                          2 Ordinary Shares of (pound)1 each

REGISTERED IN THE NAME OF:            Speciality Care Limited
                                      Hamilton House,
                                      1 Temple Avenue,
                                      London EC4Y 0HA

BENEFICIALLY OWNED BY:                Speciality Care Limited

DIRECTORS:                            Timothy Frantz Nicholson
                                      Anthony Leake Robinson

SECRETARY:                            Nigel Schofield

ACCOUNTING REFERENCE DATE:            30 June

NAME:                                 Speciality Care (Rehab) Limited

REGISTERED IN ENGLAND UNDER NO:       2965073

REGISTERED OFFICE:                    Hamilton House, 1 Temple Avenue, London
                                      EC4Y 0HA

AUTHORISED CAPITAL:                   (pound)1,000

DESCRIPTION:                          1,000 Ordinary Shares of(pound)1 each

ISSUED AND FULLY PAID UP CAPITAL:     (pound)2

DESCRIPTION:                          2 Ordinary Shares of(pound)1 each

REGISTERED IN THE NAME OF:            Speciality Care Limited
                                      Hamilton House,
                                      1 Temple Avenue,
                                      London EC4Y 0HA

BENEFICIALLY OWNED BY:                Speciality Care Limited

DIRECTORS:                            Timothy Frantz Nicholson
                                      Anthony Leake Robinson

SECRETARY:                            Nigel Schofield

ACCOUNTING REFERENCE DATE:            30 June

NAME:                                 Speciality Equestrian Centre Limited

REGISTERED IN ENGLAND UNDER NO:       3156702

REGISTERED OFFICE:                    Hamilton House, 1 Temple Avenue, London
                                      EC4Y 0HA

AUTHORISED CAPITAL:                   (pound)1,000

DESCRIPTION:                          1,000 Ordinary Shares of(pound)1 each

ISSUED AND FULLY PAID UP CAPITAL:     (pound)2

DESCRIPTION:                          2 Ordinary Shares of(pound)1 each

REGISTERED IN THE NAME OF:            Speciality Care Limited
                                      Hamilton House,
                                      1 Temple Avenue,

                                      London EC4Y 0HA

BENEFICIALLY OWNED BY:                Speciality Care Limited

DIRECTORS:                            Timothy Frantz Nicholson

SECRETARY:                            Nigel Schofield

ACCOUNTING REFERENCE DATE:            30 June

NAME:                                 Speciality Care (Medicare) Limited

REGISTERED IN ENGLAND UNDER NO:       2970714

REGISTERED OFFICE:                    Hamilton House, 1 Temple Avenue, London
                                      EC4Y 0HA

AUTHORISED CAPITAL:                   (pound)1,000

DESCRIPTION:                          1,000 Ordinary Shares of(pound)1 each

ISSUED AND FULLY PAID UP CAPITAL:     (pound)2

DESCRIPTION:                          2 Ordinary Shares of(pound)1 each

REGISTERED IN THE NAME OF:            Speciality Care Limited
                                      Hamilton House,
                                      1 Temple Avenue,
                                      London EC4Y 0HA

BENEFICIALLY OWNED BY:                Speciality Care Limited

DIRECTORS:                            Timothy Frantz Nicholson
                                      Anthony Leake Robinson

SECRETARY:                            Nigel Schofield

ACCOUNTING REFERENCE DATE:            30 June

NAME:                                 Speciality Care (Addison Court) Limited

REGISTERED IN ENGLAND UNDER NO:       3011310

REGISTERED OFFICE:                    Hamilton House, 1 Temple Avenue, London
                                      EC4Y 0HA

AUTHORISED CAPITAL:                   (pound)1,000

DESCRIPTION:                          1,000 Ordinary Shares of(pound)1 each

ISSUED AND FULLY PAID UP CAPITAL:     (pound)2

DESCRIPTION:                          2 Ordinary Shares of (pound)1 each

REGISTERED IN THE NAME OF:            Speciality Care Limited
                                      Hamilton House,
                                      1 Temple Avenue,
                                      London EC4Y 0HA

BENEFICIALLY OWNED BY:                Speciality Care Limited

DIRECTORS:                            Timothy Frantz Nicholson
                                      Anthony Leake Robinson

SECRETARY:                            Nigel Schofield

ACCOUNTING REFERENCE DATE:            30 June

NAME:                                 Innova Health Care Limited

REGISTERED IN ENGLAND UNDER NO:       2806297

REGISTERED OFFICE:                    1 Temple Avenue, Victoria Embankment
                                      London EC4Y 0HA

AUTHORISED CAPITAL:                   (pound)1,000,000

DESCRIPTION:                          1,000,000 Ordinary Shares of (pound)1 each

ISSUED AND FULLY PAID UP CAPITAL:     (pound)60,000

DESCRIPTION:                          60,000 Ordinary Shares of (pound)1 each

REGISTERED IN THE NAME OF:            Speciality Care Limited
                                      1 Temple Avenue,
                                      Victoria Embankment
                                      London EC4Y 0HA

BENEFICIALLY OWNED BY:                Speciality Care Limited

DIRECTORS:                            Timothy Frantz Nicholson
                                      Anthony Leake Robinson

SECRETARY:                            Nigel Schofield

ACCOUNTING REFERENCE DATE:            30 June

NAME:                                 Speciality Care (Reit Homes) Limited

REGISTERED IN ENGLAND UNDER NO:       3071279

REGISTERED OFFICE:                    Hamilton House, 1 Temple Avenue, London
                                      EC4Y 0HA

AUTHORISED CAPITAL:                   (pound)1,000

DESCRIPTION:                          1,000 Ordinary Shares of (pound)1 each

ISSUED AND FULLY PAID UP CAPITAL:     (pound)2

DESCRIPTION:                          2 Ordinary Shares of (pound)1 each

REGISTERED IN THE NAME OF:            Speciality Care Limited
                                      1 Temple Avenue,
                                      London EC4Y 0HA

BENEFICIALLY OWNED BY:                Speciality Care Limited

DIRECTORS:                            Timothy Frantz Nicholson
                                      Anthony Elliott Stapleton

SECRETARY:                            Nigel Schofield

ACCOUNTING REFERENCE DATE:            30 June

NAME:                                 Speciality Care (Rest Homes) Limited

REGISTERED IN ENGLAND UNDER NO:       3010116

REGISTERED OFFICE:                    Hamilton House, 1 Temple Avenue, London
                                      EC4Y 0HA

AUTHORISED CAPITAL:                   (pound)1,000

DESCRIPTION:                          1,000 Ordinary Shares of(pound)1 each

ISSUED AND FULLY PAID UP CAPITAL:     (pound)2

DESCRIPTION:                          2 Ordinary Shares of (pound)1 each

REGISTERED IN THE NAME OF:            Speciality Care Limited
                                      1 Temple Avenue,
                                      Victoria Embankment
                                      London EC4Y 0HA

BENEFICIALLY OWNED BY:                Speciality Care Limited

DIRECTORS:                            Timothy Frantz Nicholson
                                      Anthony Leake Robinson

SECRETARY:                            Nigel Schofield

ACCOUNTING REFERENCE DATE:            30 June

NAME:                                 Speciality Care (UK Lease Homes) Limited

REGISTERED IN ENGLAND UNDER NO:       3071277

REGISTERED OFFICE:                    Hamilton House, 1 Temple Avenue, London
                                      EC4Y 0HA

AUTHORISED CAPITAL:                   (pound)1,000

DESCRIPTION:                          1,000 Ordinary Shares of (pound)1 each

ISSUED AND FULLY PAID UP CAPITAL:     (pound)2

DESCRIPTION:                          2 Ordinary Shares of (pound)1 each

REGISTERED IN THE NAME OF:            Speciality Care Limited

                                      Hamilton House
                                      1 Temple Avenue,
                                      London EC4Y 0HA

BENEFICIALLY OWNED BY:                Speciality Care Limited

DIRECTORS:                            Timothy Frantz Nicholson
                                      Anthony Leake Robinson

SECRETARY:                            Nigel Schofield

ACCOUNTING REFERENCE DATE:            30 June

NAME:                                 Specialised Courses Offering Purposeful
                                      Education Limited

REGISTERED IN ENGLAND UNDER NO:       2485984

REGISTERED OFFICE:                    Hamilton House, 1 Temple Avenue, London
                                      EC4Y 0HA

AUTHORISED CAPITAL:                   (pound)50,000

DESCRIPTION:                          50,000 Ordinary Shares of (pound)1 each

ISSUED AND FULLY PAID UP CAPITAL:     (pound)2,000

DESCRIPTION:                          2,000 Ordinary Shares of (pound)1 each

REGISTERED IN THE NAME OF:            Speciality Care (Medicare) Limited

                                      Hamilton House
                                      1 Temple Avenue,
                                      London EC4Y 0HA

BENEFICIALLY OWNED BY:                Speciality Care (Medicare) Limited

DIRECTORS:                            Timothy Frantz Nicholson
                                      Anthony Leake Robinson
                                      Anthony Elliott Stapleton

SECRETARY:                            Nigel Schofield

ACCOUNTING REFERENCE DATE:            30 June

                                   SCHEDULE 3

                             Completion obligations

                                     Part I

Obligations of the Vendors

1. The Vendors shall deliver to the Purchaser:

1.1 duly executed transfers of the Shares by the registered holders in favour of the Purchaser or persons nominated by the Purchaser, the share certificates and any additional documentation necessary to establish the transferor's title to the Shares, to authorise the executions of such transfers and to allow the transferees (subject to due stamping) to be registered in the register of members of the Company as holders of the Shares;

1.2   an engrossment of the Tax Deed executed by the Vendors;

1.3 the common seal, statutory books and other record books of each Group Company written up to Completion;

1.4 the certificates in respect of all issued shares in the Subsidiary Undertakings and duly executed transfers in respect of such shares not registered in the name of the Company or a Subsidiary Undertaking in favour of the Purchaser or a person nominated by the Purchaser,

1.5 letters of consent and confirmation in a form satisfactory to the Purchaser from Principal Healthcare Limited and Nursing Home Properties Limited relating to certain Leasehold Properties;

1.6   statements  of  balances  at a date  not more  than  seven  days  prior to
      Completion  with   reconciliations  to  the  Business  Day  preceding  the
      Completion Date on all bank accounts of each Group Company;

1.7 letters of consent and non-crystallisation in a form satisfactory to the Purchaser from Bank of Scotland and Royal Bank of Scotland;

1.8 letters in a form satisfactory to the Purchaser from the providers of professional services referred to in clause 8.2 confirming that they will not seek recovery of their costs and expenses as referred to in clause 8.2 from any member of the Group;

1.9 resignation letters in the approved terms from all of the directors and the Secretary of the Company and its Subsidiary Undertakings (other than Carol Artis in respect of Irvine Care Limited);

1.10 evidence reasonably satisfactory to the Purchaser that:

            1.10.1 all sums owed by the Company or the  Subsidiary  Undertakings to any of the Vendors (other than (a) the (pound)125,000 loan from Stoneyrun Inc. to the Company as set out in an agreement dated 31 January 1997 and (b) the (pound)813,278 loan from Tiverton Holdings Limited to the Company as set out in an agreement dated 18 February 1998 or by any of the Vendors to the Company or the Subsidiary Undertakings have been repaid;

            1.10.2 any guarantees  granted or security or  indemnities  given by the Company or the Subsidiary Undertakings in respect of obligations of the Vendors have been released or discharged;

1.11  Deeds of Waiver duly executed by all the persons referred to in clause
      3.1.3;

1.12 powers of attorney in the approved terms in respect of the rights attaching to the Shares;

1.13  the Deed of Covenant duly executed by Mr Nicholson; and

1.14 waiver in a form satisfactory to the Purchaser of the covenant contained in clause 8.1.3 of the Principal Healthcare Lease (as referred to in paragraph 17.1.5 of the Disclosure Letter).

2. Each of the Vendors shall procure the holding of a meeting of the board of directors of each Group Company, at which board resolutions in the approved terms shall be passed ,inter alia, to appoint Mr Michael Stratford and Mr George Blackoe as new directors and Mr Simon Bishop as the new Secretary of the Company and its Subsidiary Undertakings.

                                     Part II

                          Obligations of the Purchaser

The Purchaser shall, conditionally upon the implementation of the matters set out in Part I of this Schedule:

1. deliver to the Vendors a copy of the Resolution duly executed by or on behalf of all the shareholders of the Purchaser;

2. allot the Consideration Shares and deliver share certificates in respect thereof to the Vendors;

3. pay to the Vendors the total cash consideration due to all the Vendors referred to in clause 2.6.2; the Vendors hereby direct payment of such cash consideration to be made to Principal Healthcare Finance Limited or to Messrs Simmons & Simmons, Solicitors to Principal Healthcare Finance Limited;

4. deliver to the Vendors an engrossment of the Tax Deed executed by the Purchaser.

                                   SCHEDULE 4

                               General warranties

Accuracy of information

1.1 All written information relating to the business, activities, affairs, assets or liabilities of the Group as listed in the document entitled "Information warranted pursuant to paragraph 1.1 of Schedule 4" in the approved terms was when given and is now true and accurate in all material respects.

1.2 There is no information relating to the Company which is known to the Vendors which renders any of the information referred to in paragraph 1.1 above misleading.

1.3 The information contained in Part I of Schedule 1, Schedule 2 and Part I of Schedule 6 is true and accurate in all respects and is not misleading.

Constitution of the Company

2.1 The statutory books and minute books of the Company have been properly kept and contain an accurate and complete record of the matters which should be dealt with in those books, and no notice or allegation that any of them is incorrect or should be rectified has been received.

2.2 The copy of the memorandum and articles of association of the Company annexed to the Disclosure Letter is true and complete and has embodied in it or annexed to it a copy of every such resolution or agreement as is referred to in section 380(1) Companies Act and sets out in full the rights and restrictions attaching to each class of the share capital of the Company.

2.3 No person has the right (whether exercisable now or in the future and whether contingent or not) to call for the issue or transfer of any share or loan capital of the Company under any option or other agreement or otherwise howsoever.

2.4 The Company has properly and punctually made all returns which it is required to make to the Registrar of Companies, to any other governmental or regulatory body and to any local authority.

2.5 Due compliance has been made with all the provisions of the Companies Act and other legal requirements, in connection with the formation of the Company, the allotment, issue, purchase and redemption of shares, debentures and other securities in the Company, the reduction of the authorised and issued share capital of the Company, any amendment to the memorandum or articles of association of the Company and the passing of resolutions and the payment of dividends by the Company.

2.6 The Company has at all times conducted its business intra vires, has not entered into any transaction ultra vires the Company or outside of the authority or powers of the directors of the Company and is not in breach of the provisions of the Articles.

Capacity and interests of Vendors

3.1 Each Vendor has the requisite power and authority to enter into and perform this Agreement and each Vendor has the requisite power and authority to enter into and perform the Tax Deed.

3.2   Each  Vendor   warrants  that  the  execution  and  delivery  of  and  the performance by it of its respective obligations under this Agreement and the Tax Deed will not:

      3.2.1 result in a breach of, or constitute a default under, any agreement, instrument or arrangement to which that Vendor or the Company is a party or by which that Vendor or the Company is bound; or

      3.2.2 result in a breach of any order, judgment or decree of any court or governmental agency to which that Vendor or the Company is a party or by which that Vendor or the Company is bound; or

      3.2.3 result in a breach of the rules or requirements of any professional body, trade association or self-regulating organisation (as defined in the Financial Services Act 1986) of which that Vendor is a member or by which that Vendor is bound.

3.3 Each Vendor warrants that no indebtedness (actual or contingent) is outstanding and no contract or arrangement exists between the Company and that Vendor or director of the Company or any person connected with that Vendor or such director.

3.4 Each Vendor (other than Nash, Sells & Partners Limited, Nash, Sells LPIA and Nash, Sells LPIC) warrants that neither it nor any person connected with it has any interest, direct or indirect, in any business which competes or has competed or is in the future likely to compete with any business now carried on by the Company or intends to acquire any such interest.

3.5 Each Vendor warrants that it is not entitled to any claim of any nature against the Company, any of the Company's officers, employees, principal customers or suppliers and that it has not assigned to any third party the benefit of any such claim to which it was previously entitled.

Accounts and Management Accounts

4.1 The Accounts have been prepared in accordance with generally accepted accounting practice in the United Kingdom, comply with the requirements of the Companies Act and of all relevant statements of standard accounting practice and with all pronouncements issued or adopted by the Accounting Standards Board Limited and show a true and fair view of the state of affairs and the financial position of the Company as at and for the financial year ended on the Accounts Date and of the profits or losses of the Company for the financial year ended on the Accounts Date.

4.2 Without prejudice to the generality of the foregoing, in the Accounts:

      4.2.1 depreciation of the fixed assets of the Company has been made at a rate sufficient to write down the value of such assets to nil not later than the end of their useful working lives and no fixed asset has attributed to it a value exceeding its current market value at the Accounts Date;

      4.2.2 the value attributed to stock and work-in-progress does not exceed the lower of cost and net realisable value at the Accounts Date;

      4.2.3 to the extent required by the Companies Act and the applicable statements of standard accounting practice and financial reporting standards, proper provision or reserve (as appropriate) has been made for all bad and doubtful debts, all liabilities and obligations (actual, contingent or disputed) and all capital commitments;

      4.2.4 to the extent required by the Companies Act and the applicable statements of standard accounting practice and financial reporting standards, proper provision or reserve (as appropriate) has been made for all taxation liable to be assessed on the Company or for which the Company is accountable (whether primarily or otherwise) in respect of income, profits or gains earned, accrued or received on or before the Accounts Date or deemed to have been or treated as earned, accrued or received for taxation purposes and/or for any event on or before the Accounts Date, including distributions made down to the Accounts Date or provided for in the Accounts; and

      4.2.5 to the extent required by the Companies Act and the applicable statements of standard accounting practice and financial reporting standards, proper provision or reserve (as appropriate) has been made in the Accounts for all deferred taxation of the Company.

4.3 The bases and policies of accounting of the Company adopted for the purpose of preparing the Accounts are the same as those adopted for the purpose of preparing the audited accounts of the Company for the three preceding accounting periods and none of the audited accounts of the Company for the three preceding accounting periods were qualified by the auditors.

4.4 The profits and losses of the Company shown by the Accounts and by the audited accounts of the Company for the three preceding accounting periods and the trend of profits and losses thereby shown have not (except as therein disclosed) been affected to a material extent by, any non-recurring, exceptional, extraordinary or short term item (including, but not limited to, any pension contribution holiday or any rental or other outgoing at below market rates) or by any other matter which has rendered such profits or losses unusually high or low.

4.5 All books of account and other accounting records of the Company have been kept on a consistent basis, are in its possession, made up to date and contain the information required by law and generally accepted accounting principles.

4.6 The Management Accounts accurately reflect in all material respects the current trading, performance and liabilities of the Company as at and for the period ended on the date to which they have been prepared.

Business since the Accounts Date

5.1   Since the Accounts Date:

      5.1.1 the Company has carried on its business in the ordinary and usual course without any interruption or alteration in the nature, scope or manner of its business;

      5.1.2 there has been no material adverse change in the financial or trading position or prospects of the Company;

      5.1.3 the Company has not acquired or agreed to acquire any asset for a consideration which is higher than market value at the time of acquisition and has not disposed of or agreed to dispose of any asset for a consideration which is lower than market value or book value, whichever is the higher, at the time of disposal;

      5.1.4 the Company has not assumed or incurred any material liabilities (including contingent liabilities) otherwise than in the ordinary and usual course of business, and

      5.1.5 no distribution of capital or income has been declared, made or paid in respect of any share in the capital of the Company.

5.2 The Company has paid in full the following outgoings when due or within any period normally allowed for payment of the same: all wages, salary and emoluments due to be paid to employees of the Company, all lease rentals and bank interest payments and capital repayments, and all gas, water and electricity bills.

Borrowings and Bank Facilities

6.1 The Company has not exceeded the amount of its overdraft facility with its bankers and is not in breach of the material terms of any other loan facilities and the total amount borrowed by the Group from whatsoever source does not exceed any limitation on its borrowings contained in the Company's articles of association or in any debenture or loan stock deed or any other instrument or agreement to which the Company is a party.

6.2 Full and accurate details of all overdrafts, loans or other financial facilities outstanding or available to the Company are contained in the Disclosure Letter and none of the Vendors or the Company has done or omitted to do anything whereby the continuance of any such facilities in full force and effect might be affected or prejudiced.

6.3 A statement of all the bank accounts of the Company and of the credit or debit balances on such accounts as at a date not more than seven days before the date of this Agreement is annexed to the Disclosure Letter. Since such statement there have been no payments out of any such accounts except for routine payments in the ordinary course of business and the balances on current account are not now substantially different from the balances shown on such statements.

Guarantees and indemnities

7. There is not outstanding any guarantee, indemnity or security given by or for the benefit of the Company.

Debtors

8.1 Each debt now owed to the Company (less the amount of any specific provision or reserve disclosed in the Disclosure Letter or made in the Management Accounts and determined on the same basis as that applied in the Accounts) will realise its full face value and be good and collectable in the ordinary course of business and, so far as the Vendors are aware, is not subject to any counterclaim or set-off, except to the extent of any such provision or reserve and (except as clearly reflected in the Management Accounts) no amount included in the Accounts as owing to the Company at the Accounts Date has been realised for an amount less than the value at which it was included in the Accounts or has been released (in whole or in part) or is, so far as the Vendors are aware, irrecoverable in whole or in part.

Customers and suppliers

9.1 No material customer or supplier of or to the Company has during the last twelve months ceased or indicated to the Company an intention to cease (or to reduce the volume of) trading with the Company nor, so far as the Vendors are aware, is likely so to do whether as a result of this Agreement or otherwise.

Ownership and condition of assets

10.1 Except for assets disposed of by the Company in the ordinary course of trading, and except for the assets the subject of the Warranties comprised in Schedule 6, the Company is the owner of and has good and marketable title to all assets included in the Accounts and all assets which have been acquired by the Company since the Accounts Date, all of which assets are in the Company's possession and under its control and there is not now outstanding any charge, option, lien, pledge or encumbrance (or agreement to grant any such) over the whole or any part of the undertaking, property or assets of the Company nor any right to acquire such.

10.2 All plant and machinery (including fixed plant and machinery), vehicles and office equipment used by the Company in connection with its business are in good repair and condition having regard in each case to its age and the use to which it is put, have been regularly maintained and are capable of being efficiently and properly used in connection with the business of the Company and none is dangerous, inefficient, obsolete or in need of renewal or replacement.

10.3 The Company has not agreed to acquire any asset on terms that the property in such asset does not pass to it until full payment is made.

Insurance

11.1 All the assets of the Company which are of an insurable nature have at all times been and are at the date of this Agreement insured in amounts reasonably regarded as adequate against fire and other risks normally insured against by companies carrying on similar businesses or owning property of a similar nature and the Company has at all times been and is now adequately covered against accident, third party liability, injury, damage and other risks normally covered by insurance by such companies. In respect of all such insurances:

      11.1.1 all premiums have been duly paid to date;

      11.1.2 all the policies are in force and are not voidable; and

      11.1.3 no claim is outstanding and, so far as the Vendors are aware, no circumstances exist which may give rise to any claim.

Grants

12. The Company has not applied for any investment grant, employment subsidy or other similar payment and no such grant, subsidy or payment paid or due to be paid to the Company is liable to be refunded or withheld in whole or in part in consequence of any action or omission of the Company.

Compliance with laws

13. Neither the Company nor its officers or employees in the course of their respective duties to the Company have done or omitted to do anything in breach of the law of the United Kingdom. The Company does not conduct, and has not conducted, any business in any country other than the United Kingdom.

Licences and consents

14. Save in relation to the Properties (to which Schedule 6 relates), all licences, consents, approvals, permissions, permits and authorities (public and private) necessary for the carrying on of the business of the Company effectively in the places and in the manner in which such business is now carried on have been obtained and all such licences, consents, approvals, permissions, permits and authorities are valid and subsisting and, so far as the Vendors are aware, there is no reason why and no facts or circumstances which would be likely to give rise to any reason why any of them should be suspended, cancelled or revoked or not renewed.

Litigation

15.1 Except for the Tamaris Claim, the Company is not engaged in any litigation or arbitration proceedings and no litigation or arbitration proceedings are, so far as the Vendors are aware, pending or threatened by or against the Company, nor, so far as the Vendors are aware, are there any facts or circumstances which may give rise to any litigation or arbitration proceedings being commenced by or against the Company.

15.2 Neither the Company nor any of its officers is being prosecuted for any criminal offence and, so far as the Vendors are aware, there are no such prosecutions pending or threatened and, so far as the Vendors are aware, there are no facts or circumstances which may give rise to any such prosecution.

15.3 The Company is not subject to any order or judgement given by any court, governmental agency or other regulatory body and is not a party to any undertaking or assurance given to any court, governmental agency or other regulatory body which is still in force nor, so far as the Vendors are aware, are there any facts or circumstances which may result in the Company, becoming subject to any such order or judgement or being required to be a party to any such undertaking or assurance.

15.4 There have been no investigations of or disciplinary proceedings made against, the Company or any of its officers or employees, no such investigations or disciplinary proceedings are currently pending or threatened and, so far as the Vendors are aware, there are no facts or circumstances which may give rise to such investigations or proceedings.

Competition law matters

16.1 The Company is not and has not been a party to any agreement (as defined in the Restrictive Trade Practices Act 1976 ("the RTPA") which has been furnished to the Director General of Fair Trading as provided for in the RTPA or which is or was subject to registration pursuant to the RTPA and which has not been so furnished.

16.2 To the best of the knowledge and belief of the Vendors, the Company has not been and is not a party to any agreement or concerted practice which infringes Article 85 of the EEC Treaty and is not in contravention of any regulation or other enactment made under Article 87 of the EEC Treaty.

16.3 No action, practice or course of conduct now or previously done or carried on by the Company and no agreement to which the Company is or was a party or any part of any such agreement:

      16.3.1 is or has been the subject of any investigation or reference under the Competition Act 1980; or

      16.3.2 is or was unlawful by virtue of the Resale Prices Act 1976; or

      16.3.3 is or was an abuse of a dominant position under Article 86 of the EEC Treaty.

16.4 None of the Vendors nor the Company has at any time received, nor have any of the Vendors or the Company any grounds for believing that any of the Vendors has received or that the Vendors or the Company may receive, any process, notice, communication or any formal or informal request for information with reference to any actual or proposed agreement, arrangement, concerted practice, trading policy or practice, course of conduct or activity of the Company from the Director General of Fair Trading, the Monopolies and Mergers Commission, the Secretary of State for Trade and Industry, the Commission of the European Communities, the Restrictive Practices Court or from any other person or body (wherever situated) whose task it is to investigate, report or decide upon matters relating to monopolies, mergers or anti-competitive agreements or practices nor has the Company or anything done or to be done or proposed to be done by the Company been the subject of any report, decision, order, judgement or injunction made, taken or obtained by any of such persons or bodies, nor has the Company given or been the subject of any undertakings or assurances given (directly or indirectly) to any such persons or bodies.

16.5 The Company has not been party to any agreement, practice or arrangement which, in whole or in part, contravenes the provisions of the Trade Descriptions Acts 1968 to 1972 or the Consumer Credit Act 1974.

Trading and contractual arrangements

17.1  The Company is not a party to:

      17.1.1 any partnership, joint venture, European Economic Interest Grouping or consortium arrangement or agreement or any agreement for sharing commissions or other income;

      17.1.2 any agreement or arrangement which is liable to be terminated by another party or under which rights of any person are liable to arise or be affected as a result of any change in the control, management or shareholders of the Company;

     17.1.3 any contract of a long-term nature that is to say, unlikely to have been fully performed, in accordance with its terms, more than twelve months after the date on which it was entered into;

     17.1.4 any agreement or arrangement of a loss making nature (that is to say, now known by the Company to be likely to result in a loss on completion of performance);

     17.1.5 any agreement containing covenants limiting or excluding its right to do business and/or to compete in any area or in any field or with any person, firm or company;

     17.1.6 any agreement or arrangement of an unusual or abnormal nature or entered into otherwise than on an arm's length basis in the ordinary and usual course of the Company's business;

     17.1.7 any agreement or arrangement which cannot readily be fulfilled or performed by the Company in accordance with its terms without undue or unusual expenditure or effort;

     17.1.8 so far as the Vendors are aware, any agreement or arrangement suffering from any invalidity or in respect of which there are grounds for determination, rescission, avoidance or repudiation by any other party; or

     17.1.9 any agreement or arrangement which involves payment by reference to fluctuations in the index of retail prices or any other index, or in the rate of exchange for any currency.

17.2 No offer, tender or the like given or made by the Company on or before the date of this Agreement and still outstanding is capable of giving rise to a contract merely by a unilateral act of another person.

Title deeds

18. All documents which in any way affect the right, title or interest of the Company in or to any of its property, undertakings or assets and all agreements to which the Company is a party are in the possession of the Company and are properly stamped.

Powers of attorney

19. The Company has not given a power of attorney and, so far as the Vendors are aware, no person has any authority (express, implied or ostensible) which is still outstanding or effective to enter into any contract or commitment or to do anything on its behalf other than any authority to employees to enter into routine trading contracts in the normal course of their duties and to executive directors.

Insolvency

20.1 No receiver or administrative receiver has been appointed of the whole or any part of the assets or undertaking of the Company.

20.2 No administration order has been made in relation to the Company and no petition for such an order has been presented to court or to the Company.

20.3 No proposal for a voluntary arrangement between the Company and its creditors (or any class of them) has been made to or is in the contemplation of the Company.

20.4 No petition has been presented, no order has been made and no resolution has been passed for the winding-up of the Company.

20.5 The Company has not stopped payment to its creditors nor is it insolvent or unable to pay its debts as and when they fall due.

20.6 No unsatisfied judgement is outstanding against the Company. Officers and employees

21.1 Those persons named as such in Schedule 2 are the only directors of the Company and the secretary of the Company respectively and the particulars set out in Schedule 2 are true and complete.

21.2 No person is or has been a shadow director of the Company.

21.3 The particulars provided to the Purchaser or any of its employees, officers, agents or advisors shown in the schedule of employees annexed to the Disclosure Letter list all the employees of the Company, are true and accurate and show in relation to each employee and officer:

      21.3.1 all cash remuneration payable (including accrued holiday pay);

      21.3.2 details of all benefits receivable otherwise than in cash; and

      21.3.3 details of any profit sharing, incentive and bonus arrangements in which he participates (whether or not such arrangements are legally binding on the Company).

21.4 No change in the remuneration, benefits and arrangements shown in the schedule of employees is due or expected within six months from the date of this Agreement and no request for any such change has been received.

21.5 There is not outstanding any contract of service between the Company and any of its directors, officers or employees which is not terminable by the Company without damages or compensation (other than any compensation payable by statute) on one month's notice given at any time.

21.6 No employee of the Company has given notice terminating his contract of employment or is under notice of dismissal and no amount due to or in respect of any employee or former employee of the Company is in arrears and unpaid other than his salary for the month current at the date of this Agreement.

21.7 There is no dispute between the Company and any trade union or other organisation formed for a similar purpose existing, pending or threatened and there is no collective bargaining agreement or other arrangement (whether binding or not) to which the Company is a party.

21.8 The Company has at all relevant times complied with all its obligations under statute and otherwise concerning the health and safety at work of its employees and, so far as the Vendors are aware, there are no claims capable of arising or threatened or pending by any employee or third party in respect of any accident or injury which are not fully covered by insurance.

Pensions

21.9  The Pension  Scheme is the only  retirement  benefit scheme (as defined in
      Section 611 of ICTA) in which the Company participates for the purpose of providing relevant benefits (as defined in Section 612(1) of ICTA) to or in respect of the directors, officers or employees of the Company. There is no legal or moral obligations to pay any pension, gratuity, superannuation allowance, death benefit, retirement gratuity or like benefit or make any other payment after disability, retirement or death or contribute to any life assurance, to which the Company maintains or contributes or has agreed to contribute in respect of any director, officer or employee employed in the United Kingdom by the Company.

21.10 The Pension Scheme is approved as an exempt approved scheme (within the meaning of Chapter I of Part XIV of ICTA) and neither the Vendors nor the Company are aware of any reason why the Inland Revenue might withdraw or vary such approval.

21.11 True and complete copies of all documents establishing and comprising the Pension Scheme have been disclosed including (without limitation) copies of trust deeds and rules, booklets, announcements, actuarial statements (if any), trustees' reports and accounts for each scheme year and full particulars of the benefit entitlements under the Pension Scheme has been delivered to the Purchaser as well as a list of the directors, officers and employees of the Company who participate in the Pension Scheme and there is no obligation to provide benefits under the Pension Scheme other than is revealed in such documents and particulars.

21.12 There are no claims against the trustees or administrators of the Pension Scheme or the Company arising out of or in connection with the Company's participation in the Pensions Scheme save for the routine payment of benefits.

21.13 The  Company  has  paid  to  the  trustees  of  the  Pension   Scheme  all
      contributions due and payable by it at in respect of the members under the Pension Scheme at the full rate required.

21.14 All benefits payable under the Pension Scheme are fully insured with insurers of good repute. The liability to pay lump sum benefits on death are insured at normal rates on the assumption that all the lives enjoy good health.

21.15 The Pension  Scheme  provides only money  purchase  benefits as defined in
      Section 181(1) of the Pension Schemes Act 1993.

Intellectual Property Rights

22.1 The Company does not own any material Intellectual Property and is the sole and absolute beneficial and legal owner of the Copyright free and clear from any liens, charges, restrictions and encumbrances.

22.2 No licence, permission or other right has been granted to the Company by any third party in respect of any Intellectual Property, including for the avoidance of doubt any Intellectual Property in computer software.

22.3 Other than as referred to in paragraph 22.4, no rights in Intellectual Property are necessary to enable the business of the Company fully and effectively to be carried on as it has been carried on up to the date of this Agreement.

22.4 The Company owns absolutely such copyrights, design rights and analogous rights as are necessary or desirable to enable the business of the Company fully and effectively to be carried on as it has been carried on up to the date of this Agreement.

22.5 The Know-How is confidential and has not been disclosed to any person in whole or in part (other than to employees of the Company in circumstances where the confidentiality of the Know How has been drawn to their attention and steps taken to preserve such confidentiality) and, so far as the Vendors are aware, there is no claim that can be or has been made by any person alleging that the Know-How has been disclosed to the Company in circumstances amounting to a breach of confidence.

22.6 The Company has not granted and is not obliged to grant any licences of, nor are there any subsisting agreements under which the Company has granted to any person, any right or interest under or in connection with any Intellectual Property, the Copyright or the Know-How.

22.7 So far as the Vendors are aware, none of the Copyright or the Know-How is the subject of any claim, opposition, assertion, infringement, attack, right, action or other restriction or arrangement of whatsoever nature which does or may impinge upon the validity, enforceability or ownership of the same by the Company or the use of the same (or any part of the same) howsoever by the Company and there are no grounds facts or circumstances that may give rise to such.

22.8 So far as the Vendors are aware, none of the processes, products or activities of the business of the Company infringes any right of any other person relating to Intellectual Property or involves the unlicensed use of information confidential to any person or gives rise to a liability for any royalty or similar payment.

22.9 The Company does not trade under any name other than its full corporate name.

The Subsidiary Undertakings

23.   The  particulars  of the  Subsidiary  Undertakings  set  out in Part II of
      Schedule 2 are true and complete and the shares of the Subsidiary Undertakings are held and owned as shown in that Schedule free from all liens, charges and encumbrances and with all rights now or hereafter attaching to them and the Company has no other subsidiary undertakings and does not hold or own other shares in any other companies and has never held or owned or agreed to acquire any such shares.

                                   SCHEDULE 5

                         Warranties relating to Taxation

1.    General

1.1 There has not been any transaction, arrangement, event or omission occurring after the Accounts Date:

      1.1.1 which has caused or will cause any expenditure (including any payment of taxation) but excluding any entertainment expenses incurred in the ordinary course of business incurred or deemed to have been incurred for taxation purposes by the Company not to qualify for all or part of any relief, allowance, credit or deduction for taxation purposes; or

      1.1.2 which has given rise or will give rise: (a) to income or gains being deemed to arise to, or supplies being deemed to be made by, the Company for taxation purposes, or (b) to any taxation otherwise being assessable or chargeable on the Company when the relevant income or gains do not in fact accrue to or the relevant supplies are not in fact made by, the Company; or

      1.1.3 the taxation treatment of which is or is likely to become the subject of any dispute with any taxation authority.

1.2 No charge to taxation will arise on the Company merely as a result of entering into or Completion of this Agreement.

1.3 Since the Accounts Date, the Company has not carried out or been engaged in any transaction or arrangement such that the law provides that there may be substituted for the amount or value or the actual consideration given or received (or to be given or received) by the Company any different amount or value for taxation purposes.

1.4 No clearances have been obtained by or relating to the Company pursuant to any statutory provision or statement of practice relating to taxation, or any press release issued by any taxation authority.

2.    Compliance

2.1 The Company has made all returns it is required by law to make. All returns, claims for reliefs, applications and computations have been properly and punctually submitted by the Company to all relevant taxation authorities (whether of the United Kingdom or elsewhere) and such returns, claims, applications and computations are complete, true and accurate, give full disclosure of all material facts and circumstances and are not the subject of any question or dispute nor are likely to become the subject of any question or dispute with any taxation authority.

2.2 There is set out in the Disclosure Letter full details of all matters relating to taxation in respect of which the Company (whether alone or jointly with any other person) has or at Completion will have an outstanding entitlement or obligation:

      2.2.1 to make any claim (including a supplementary claim) for relief from taxation;

      2.2.2 to make any election for one type of relief, or one basis, system or method of taxation as opposed to another;

      2.2.3 to make any appeal (including a further appeal) against an assessment to taxation;

      2.2.4 to make any application for the postponement of payment of taxation; or

      2.2.5 to submit any return or provide particulars or information to any taxation authority.

2.3 All payments by the Company to any person which ought to have been made under deduction of taxation have been so made and the Company has (if required by law to do so) accounted to the relevant taxation authority for the taxation so deducted.

2.4 The Company is not liable as agent or lessee for any taxation liability of another person.

2.5 No taxation authority has agreed to operate any special arrangement (being an arrangement which is not based on a strict and detailed application of the relevant legislation, generally published statements of practice or generally published extra statutory concessions) in relation to the Company's affairs.

2.6 The Company has complied with all notices served on it by any taxation authority and no such notice remains outstanding.

2.7 The Company has duly and punctually paid all taxation which it has become liable to pay and it has not within the last six years paid or become liable to pay any penalty, fine or surcharge in connection with taxation.

2.8 All income tax under the P.A.Y.E. system and payments due in respect of employees' contributions to National Insurance have been duly paid by the Group to the Inland Revenue in the appropriate manner and the Group has complied with all its reporting obligations in connection with the benefits provided for its employees and directors.

3.    Distributions

3.1 The Company has not since the Accounts Date made or agreed to make any distributions within the meaning of section 209 ICTA, 1988 (meaning of "distribution").

3.2 The Company has not been concerned in any exempt distribution within sections 213 to 218 ICTA 1988 (demergers) within the period of five years preceding Completion.

3.3   The Company has not issued any security (as defined in section 254(1) ICTA
      1988) which will be outstanding at Completion in circumstances such that any interest or other payment payable in respect of it constitutes a distribution under section 209 ICTA 1988 (meaning of "distribution").

3.4 The Company has not made any repayment of share capital to which section 210(1) ICTA 1988 (bonus issue following repayment of share capital) might apply.

3.5 The Company has not issued any share capital or securities as paid up other than by receipt of new consideration within the meaning of section 254 ICTA 1988.

4.    Capital Allowances

4.1 The aggregate book value of each of the assets of the Company, on which an entitlement to industrial building allowances or other allowances in respect of capital expenditure has arisen under the Capital Allowances Act 1968 or the Capital Allowances Act 1990, in or adopted for the purposes of the Accounts does not exceed the aggregate residue of expenditure or written down value attributable to such assets for the purposes of those Acts and the aggregate book value of plant and machinery allocated to a pool of plant and machinery on which an entitlement to capital allowances has arisen under Part II Capital Allowances Act 1990 (machinery and plant) does not exceed the written down value of the qualifying expenditure in respect of each such pool under that Act.

4.2 All expenditure incurred by the Company or which it may incur under any subsisting commitment for the provision of machinery or plant has qualified or will qualify (if not deductible as a trading expense of a trade carried on by the Company) for writing down allowances under Part II Capital Allowances Act 1990 (machinery and plant).

4.3 Since the Accounts Date nothing has happened as a result of which: there may be made against the Company a balancing charge under the Capital Allowances Act 1968 or under the Capital Allowances Act 1990; or any disposal value may be brought into account under section 24 Capital Allowances Act 1990 (writing down allowances and balancing adjustments); or there may be any recovery of excess relief within sections 46 or 47 Capital Allowances Act 1990 (recovery of excess relief); or a relevant event may occur within the meaning of section 138 Capital Allowances Act 1990 (scientific research).

4.4 There is not, and there are no circumstances which could give rise to, any dispute between the Company and any other person as to the entitlement to capital allowances under sections 51 to 59 Capital Allowances Act 1990 (fixtures).

4.5 The Company has not made any election under section 37 Capital Allowances Act 1990 (short life assets) nor has been taken to have made an election under sub-section (8)(c) of that section.

5.    Capital Gains

5.1 The book value in or adopted for the purposes of the Accounts as the value of each of the assets of the Company on the disposal of which a chargeable gain or allowable loss could arise does not exceed the amount deductible under section 38 Taxation of Chargeable Gains Act 1992 (acquisition and disposal costs etc.) in respect of each such asset.

5.2 No debt owed to the Company would on its disposal give rise to a chargeable gain by reason of section 251 Taxation of Chargeable Gains Act 1992 (debts - general provisions).

5.3 The Company does not have any interest in any qualifying corporate bond to which section 116 Taxation of Chargeable Gains Act 1992 (reorganisations, conversions and reconstructions) applies.

5.4 No benefit under any policy of assurance or contract for a deferred annuity has been acquired by the Company which would on its disposal give rise to a chargeable gain by reason of section 210 Taxation of Chargeable Gains Act 1992 (life assurance and deferred annuities).

5.5 The Company does not have an interest in any assets which are wasting assets within the meaning of section 44 Taxation of Chargeable Gains Act 1992 (meaning of "wasting asset") and which do not qualify for capital allowances.

5.6 The Company has not made nor is it entitled to make any claim or election under either of section 24 Taxation of Chargeable Gains Act 1992 (disposals where assets lost or destroyed, or become of negligible value) or section 161(3) Taxation of Chargeable Gains Act 1992 (appropriations to and from stock). The Company has not since the Accounts Date appropriated any asset forming part of its trading stock for any other purpose.

5.7 The Company has not since the Accounts Date been a party to any deprecatory transaction for the purpose of section 176 Taxation of Chargeable Gains Act 1992 (depreciatory transactions in a group) or which could be treated as a depreciatory transaction under section 177 Taxation of chargeable Gains Act 1992 (dividend stripping).

5.8 The Company has not made nor is entitled to make any claim under section 280 Taxation of Chargeable Gains Act 1992 (consideration payable by instalments) to pay by instalments taxation on chargeable gains.

5.9 No election has been made under section 35(5) Taxation of Chargeable Gains Tax 1992 (assets held on 31 March 1982) in respect of any of the assets of the Company.

5.10  The Group has not been assessed nor will it be assessed for taxation under
      sections  190  and  191  Taxation  of  Chargeable   Gains  Act  1992  (tax
      recoverable from other group members).

6.    Groups of Companies

6.1 The Company is not and has never been treated for the purposes of section 43 Value Added Tax Act 1994 (groups of companies) as a member of a group.

6.2 There is set out in the Disclosure Letter with express reference to this warranty full details of all surrenders, claims and agreements for surrenders or claims for:

      6.2.1 any amounts by way of group relief under the provisions of sections 402 to 413 ICTA 1988 (group relief); and

      6.2.2 any  amounts  of advance  corporation  tax under the  provisions  of section 240 ICTA 1988 (surplus ACT);

      in each case where:

      6.2.3 any payment for group relief (within the meaning of section 402(6) ICTA 1988) or for surrender of amounts of advance corporation tax (within the meaning of section 240(8) ICTA 1988) remains outstanding or could be reduced or increased; or

      6.2.4 the claim or surrender has yet to be agreed by the Inland Revenue for a specific amount.

6.3 The Disclosure Letter sets out details of all elections made under section 247 ICTA 1988 (group income) which are in force at the date hereof. All dividends and other payments referred to in section 247 ICTA 1988 which have been paid by the Company have been paid under an election made under that section. The Company has not since the Accounts Date made and will not up to Completion make or receive any payment of any dividend in respect of which a notice under section 247(3) ICTA 1988 has effect.

6.4 Since the Accounts Date the Company has not ceased to be a member of a group of companies such that section 178 or section 179 Taxation of Chargeable Gains Act 1992 (company ceasing to be member of group) has effect in relation to any asset or property of the Company. Neither section 178 nor section 179 Taxation of Chargeable Gains Act 1992 will have effect in relation to any asset or property of the Company as a result only of this Agreement.

6.5 None of the assets of the Company have been acquired from another company which, at the time of acquisition, was a member of the same group as defined in section 170 Taxation of Chargeable Gains Act 1992 (groups of companies interpretation).

6.6 No tax-free benefit has ever been conferred either upon the Company or upon any person connected with the Company within the meaning of section 30 Taxation of Chargeable Gains Act 1992 (tax-free benefits). No scheme or arrangement has been effected under which such a tax-free benefit could be so conferred.

6.7 None of the Company's assets and no relevant asset has been materially reduced in value within the meaning of section 30 Taxation of Chargeable Gains Act 1992 (tax-free benefits). No scheme or arrangement has been effected under which there could be such a reduction in value.

7.    Value Added Tax

7.1 The Company is not nor has it ever been a registered and taxable person for the purposes of the Value Added Tax Act 1994. The Company has complied with and observed in all respects the terms of all statutory provisions, directions, conditions, notices and agreements with H.M. Customs and Excise relating to value added tax. The Company has maintained and obtained accounts, records, invoices and other documents (as the case may be) appropriate or requisite for the purposes of value added tax which are complete, correct and up-to-date.

7.2   The Company:

      7.2.1 is not, nor in the two years prior to Completion has been, in arrears with any payments or returns or notifications under any statutory provisions, directions, conditions or notices relating to value added tax, or liable to any forfeiture or penalty or interest or surcharge or to the operation of any penalty, interest or surcharge provision;

      7.2.2 has not been required by H.M. Customs and Excise to give security;

      7.2.3 is not, and has not agreed to become, an agent, manager or factor for the purposes of section 47 Value Added Tax Act 1994 (agents etc.) of any person who is not resident in the United Kingdom;

      7.2.4 has not made, and will not make prior to Completion, any supplies that are exempt supplies; and

      7.2.5 has not received a notice under paragraph 3 of Schedule 6 Value Added Tax Act 1994 (valuation special cases) directing that the value of goods supplied by the Company be taken to be their open market value.

7.3 The Company has not since the Accounts Date been, and will not prior to Completion be, treated as having made any supply of goods or services for the purposes of value added tax where no supply has in fact been made by the Company.

7.4 The Company does not use any schemes made under any of the Value Added Tax Regulations 1995.

7.5 The Company has never received a surcharge liability notice under section 59 Value Added Tax Act 1994 (default surcharge) or a penalty liability notice under section 64 Value Added Tax Act 1994 (persistent misdeclarations).

7.6 The Company is not for the purposes of paragraph 5(5) of Schedule 10, Value Added Tax Act 1994 (developers of certain non-residential buildings etc.) the developer of any building or work in respect of which no election has been made under paragraph 2(1) of that Schedule by the Company.

7.7 There is set out in the Disclosure Letter with express reference to this warranty full details of each of the assets of the Company to which Part XV of the Value Added Tax Regulations 1995 (adjustments to the deductions of input tax on capital items) applies or will apply, including in particular:

      7.7.1 a description (including in the case of land or a building or part of a building, the nature of the tenure and the time it has to run), the date the first interval commenced and the input tax on the capital item; and

      7.7.2 the proportion of input tax for which credit has been claimed (whether provisionally or finally in a tax year and stating which).

7.8 There is set out in the Disclosure Letter with express reference to this warranty a list of all land, buildings and civil engineering works in which the Company has an interest, stating in respect of each, and each part of each, such land, building or work:

      7.8.1 whether an  election  to waive  exemption  under  paragraph  2(1) of
            Schedule 10, Value Added Tax Act 1994 has been made;

      7.8.2 whether it is intended for use of a dwelling, for a relevant residential purpose or a relevant charitable purpose;

      7.8.3 whether it is a freehold building or freehold civil engineering work that was completed for value added tax purposes less than three years prior to the date of this Agreement, and if so, when;

      7.8.4 whether it is a building or work subject to a developmental tenancy, development lease or developmental licence; and

      7.8.5 whether it is a freehold building or freehold civil engineering work that has not been completed for value added tax purposes.

7.9 The Company is not required to pay amounts on account of value added tax under any order made under section 28 Value Added Tax Act 1994 (payments on accounts).

8.    Close Companies

8.1 The Company is not and has never been a close company within the meaning of section 414 ICTA 1988 (close companies) or a close investment holding company within the meaning of section 13A ICTA 1988 (close investment holding companies).

8.2 The Company is not, nor has in the last six years been, liable to taxation under the provisions of sections 418 to 422 or paragraph 10 of Schedule 19 ICTA 1988 (close companies).

8.3 The Company has never made any transfer of value within the meaning of the Inheritance Tax Act 1984.

8.4 Neither the assets owned by nor the shares of the Company are subject to an outstanding Inland Revenue charge as defined in section 237 Inheritance Tax Act 1984.

8.5 No circumstances exist, or but for section 204(6) Inheritance Tax Act 1984 would exist, such that a power of sale could be exercised in relation to any assets or shares of the Company pursuant to section 212 Inheritance Tax Act 1984 (contingent liability of transferee for unpaid capital transfer tax or inheritance tax).

9.    Employees

9.1 The Company has received no notifications or notices under section 166 ICTA 1988 (benefits in kind: notices of nil liability).

9.2 The Company does not operate any scheme approved under section 202 ICTA 1988 (charities: payroll deduction scheme) or registered under Chapter III of Part V ICTA 1988 (profit related pay).

9.3 No officer or employee of the Company participates in any scheme approved under Schedule 9 ICTA 1988 (approved share option and profit sharing schemes) or is a beneficiary or potential beneficiary of a qualifying employee share ownership trust as defined in Schedule 5 Finance Act 1989 (employee share ownership trusts).

9.4   Since the Accounts  Date the Company has not received any payment to which section 601 to 603 ICTA 1988 apply (pension scheme surpluses: payments to employers).

9.5 All sums payable under the existing arrangements for remunerating officers and employees and rewarding persons rendering services to the Company are deductible for the purposes of section 74 or 75 ICTA 1988 (deductions).

10.   Stamp Duties

10.1 There is no instrument which is necessary to establish the Company's title to any right or asset which is liable to stamp duty but which has not been duly stamped or which would attract stamp duty if brought within the relevant jurisdiction.

10.2 The Company has complied in all respects with the provisions of Part IV, Finance Act 1986 (stamp duty reserve tax) and with any regulations made under the same and the Company is not and will not become liable to pay stamp duty reserve tax by reference to any agreement which falls within the terms of section 87(1) of that Act and is entered into prior to Completion.

11.   International

11.1  The Company is and always has been resident only in the United Kingdom for
      taxation  purposes.   The  Company  is  not  liable  to  taxation  in  any
      jurisdiction other than the United Kingdom.

11.2 The Company has not, without the prior consent of the Treasury, entered into any of the transactions specified in section 765 ICTA 1988 (migration etc. of companies).

11.3 No income has arisen in a territory outside the United Kingdom in respect of which any claim under section 584 ICTA 1988 (unremittable overseas income) has been or could be made by the Company.

11.4 The Company has not disposed of any asset or of any interest in any asset in a territory outside the United Kingdom in respect of which any claim under section 279 Taxation of Chargeable Gains Act 1992 (foreign assets:

      delayed remittances) has been or could be made.

11.5 The Company does not have any interest in any controlled foreign company or in any offshore fund as defined respectively in Chapters IV and V of
      Part XVII of ICTA 1988.

11.6 The Company does not have any interest in any company which is not resident in the United Kingdom which would be a close company if it were resident in the United Kingdom (section 13 Taxation of Chargeable Gains Act 1992 - attribution of gains to members of non-resident companies).

12.   Miscellaneous

      The Company has no outstanding liability to pay instalments of development land tax.

                                   SCHEDULE 6

                                   Properties

                                     Part I

                            Details of the Properties

Freehold Properties

1.  Hill House                                       Sand Lane
                                                     Osgodby
                                                     Market Raisen
                                                     Lincs LN8 3TE

2.  Ogilvie Court                                    America Road
                                                     Earls Colne
                                                     Essex
                                                     CO6 2LB

3.  Rose Hill                                        Lower Warberry Road
                                                     Torquay
                                                     Devon
                                                     TQ1 0QY

4.  Rose Hill Outreach                               30 Rougement Avenue
                                                     Cadewell
                                                     Torquay
                                                     Devon

5.  Dove Clinic                                      Rolleston-on-Dove
                                                     Burton on Trent
                                                     Staffs DE13 9BD

6.  Suttons Manor                                    London Road
                                                     Stapleford Tawney
                                                     Romford
                                                     Essex RM4 1SR

7.  The Willows                                      2 Burley Court
                                                     Steeton
                                                     Keighley

8.  Kilncroft                                        25/29 Ashburnham Road
                                                     Hastings
                                                     East Sussex

9. Land on South East side of A706, Springfield

10. Land at Hyvot Loan

11. Land on east side of Mill Road, Bury St Edmunds,
    Suffolk

Leasehold Properties

12. Orwell                                           Redgate House
                                                     Vicarage Lane
                                                     Wherstead
                                                     Ipswich

13. Combs Court                                      36 Combs Lane
                                                     Stowmarket
                                                     Suffolk
                                                     IP14 2DB

14. The Dell (and Plot 4)                            Cats Lane
                                                     Sudbury
                                                     Suffolk CO10 6SF

15. The Firs                                         Kings Hill
                                                     Great Cornard
                                                     Sudbury CO10 0EH
                                                     Suffolk

16. Lindeth College                                  Lindeth

                              Bowness-on-Windermere

                                                     Cumbria LA23 3NH

17. The Oaks                                         904 Sidcup Road
                                                     New Eltham
                                                     London SE9 3PW

18. Riverside Court                                  The Croft
                                                     Knottingley
                                                     West Yorkshire
                                                     WF11 9BL

19. Weald Hall                                       Weald Hall
                                                     Weald Hall Lane
                                                     North Weald

                                                     Epping Forest

20. Unit 1A                                          Station Court
                                                     Station Road
                                                     Guiseley
                                                     Leeds
                                                     Yorks

21. Office at Annexe Suite                           Gable House
                                                     40 High Street
                                                     Rickmansworth
                                                     Hertfordshire

22. Office at                                        203/204, 205 & 206 Hamilton
                                                     House,
                                                     Temple Avenue
                                                     Victoria Embankment
                                                     London EC4Y 0HA

23. Addison Court                                    Addison Street
                                                     Accrington
                                                     Lancashire

24. Eden Court                                       Ghyllroyd Drive
                                                     Birkenshaw
                                                     Bradford
                                                     West Yorkshire

25. Richmond Heights                                 Woodhouse Road
                                                     Intake
                                                     Sheffield
                                                     South Yorkshire

26. Cumbrae Lodge                                    Castle Road
                                                     Irvine
                                                     Ayrshire
                                                     Scotland

27. Catchpole Court                                  Walnut Tree Lane
                                                     Sudbury

28. Houndswood Nursing Home                          Harper Lane
                                                     Radlett
                                                     Hertfordshire

29. Tall Oaks                                        Charles Street
                                                     Biddulph

                                                     Stoke on Trent

30. Woodlands                                        Sands Lane
                                                     Mirfield
                                                     West Yorkshire

                                     Part II

                      Warranties relating to the Properties

1. The Properties comprise all the freehold properties owned by the Company or occupied by it under licence or in which the Company has any other interest.

2. The Company has vacant possession of each of the Properties subject to the agreement rights of the residents.

3. The Company is the legal and beneficial owner of each of the Properties.

4. The information contained in Part I of this Schedule 6 as to the tenure of each of the Properties is true and accurate in all material respects.

5. Each of the Properties and their title deeds to the Company's interest therein are free from any mortgage, charge, rentcharge, lien, incumbrance or other third party right whether in the nature of security or otherwise except as specified in the Disclosure Letter.

6. There is no option or agreement for sale, mortgage, charge (whether specific or floating), lien, lease, agreement for lease, condition, restrictive covenant or any other incumbrance in respect of the Properties or any part of them and the Properties are not subject to the payment of any outgoings (except the usual rents, rates and taxes) nor are there any persons in unlawful possession or occupation of or who have or claim any rights or easements of any kind in respect of the Properties or any part of them adverse to the estate, interest, right or title of the Company save as already disclosed to the Purchaser.

7. There are not in respect of the Properties or any part of them:

      7.1 any outstanding notices or orders issued by or agreement with any local or other authority;

      7.2 any proceedings in respect of any infringement of the building bye-laws or any monetary claim or liability (contingent or otherwise) under Town & Country Planning legislation or regulations or otherwise;

      7.3 any enforcement or stop notice under the Town and Country Planning legislation or relevant regulations; or

      7.4 any order or resolution for the compulsory acquisition of the Properties or any part of them by any authority or any notice for closing, demolition clearance or requisition of the Properties and the Vendors are not aware of any proposals in relation to any of the matters referred to in this paragraph or any other circumstances known which might result in any such order notice or proceedings being made or served or which may otherwise affect any of the Properties.

8. The Properties are occupied for purposes permitted under the provisions of the Town and Country Planning legislation orders and regulations applicable to them and the Vendors are not aware of any breaches or non-compliance with the requirements of the relevant local or other interested authorities which the Vendors believe have been fully complied with and the user or intended user of them is as of right and/or the permitted user of them for the purposes of such legislation orders and regulations.

9. The Vendors in whom title is vested have performed and observed all covenants, conditions, agreements, statutory requirements, planning consents, by-laws, orders and regulations affecting the Properties and requiring observance or performance by them and no notice of any breach of any such matters has been received to the Vendors' knowledge.

10. In respect of all buildings comprised in the Properties to which any enactment, regulation or order relating to protection against or means of escape from fire applies, all requirements of such enactment, regulation or order and of any notice or order have been complied with to the satisfaction of the district surveyor and/or other appropriate officer and no order prohibiting the occupation of a building or part of it has been made under such enactment, regulations or order and no issue of such notices or orders has been intimated to the Company to the Vendors' knowledge.

11. Since the Accounts Date the Company has not acquired or disposed of any land or building or any estate, interest, right or title in any land or building.

12. The Company has where relevant at all times complied with the Registered Homes Act 1984 and no notice of any breach has been received.

13. All capital allowances, rating reliefs and other benefits received by the Company in respect of the Properties were granted pursuant to a proper and valid claim and there has been no demand for recovery from the Company.

                                   SCHEDULE 7

                  Warranties relating to environmental matters

In this Schedule 7:

Consents means all consents, licences, authorisations, registrations and permits required under Environmental Laws to be obtained in connection with the use of any of the Properties or the conduct of the business of the Company;

Environmental                       Law means all European Community,  national,
                                    regional or local statutes or regulations concerning Environmental Matters in force at the date hereof;

Environmental                       Matters   means  all  matters   relating  to
                                    pollution  of the  environment  or  harm  to
                                    human  health,  including but not limited to
                                    those   relating   to   waste,   discharges,
                                    emissions  and  releases  to  land,  air and
                                    water,  nuisance,  health and safety and the
                                    manufacture,    use,   treatment,   storage,
                                    transport    or   disposal   of    Hazardous
                                    Substances;

Hazardous                           Substances means chemicals, wastes, forms of
                                    energy, radioactive substances, or other polluting, dangerous, hazardous or toxic substances; and

Relevant Date                       Means 31st May 1993.

1.   Land Use

     The Company occupies and uses the Properties solely for the purpose of conducting its business.

2.    Land Contamination

2.1 There has been no spill, leakage, emission, discharge, escape or deposit into, on, or from the Properties of any Hazardous Substances since the Relevant Date (nor to the best of the knowledge, information and belief of the Vendors prior to the Relevant Date) to land, air or water (including ground water) in such quantities which may cause material harm to health or to the environment.

2.2 Since the Relevant Date and, to the best of the Vendors' knowledge, information and belief, prior thereto, no public authority or other regulatory body has exercised or given written notice to the Company to exercise any powers to carry out works to clean up contamination on the Properties, or required the Company to carry out such works on the Properties.

2.3 No environmental survey, inspection, report or audit has been carried out for or on behalf of the Company or the Vendors in respect of the Properties since the Relevant Date (or, to the best of the Vendors' knowledge, information and belief, prior thereto).

3.    Consents

3.1 The Company has all Consents, on account of any of its activities on the Properties and any substances kept or used on the Properties.

3.2 Since the Relevant Date and, to the best of the Vendors' knowledge, information and belief, prior thereto, the Company is and has been in full compliance with the terms and conditions of the Consents issued to it.

3.3 All the Consents are in full force and effect and, so far as the Vendors are aware, no circumstances exist which are likely to lead to suspension, variation or revocation of any or all of the Consents.

3.4 Since the Relevant Date and, to the best of the knowledge, information and belief of the Vendors, prior thereto, no written notification has been received by the Company and, so far as the Vendors are aware, no action has been taken by the regulatory authorities in respect of breaches or alleged breaches of conditions of the Consents.

4.    Waste Management

4.1 Since the Relevant Date (and, to the best of the Vendors' knowledge information and belief, prior thereto) no written notice has been received by the Company in respect of breaches or alleged breaches of its duty of care in relation to waste under section 34 of the Environmental Protection Act 1990.

4.2 Since the Relevant Date (and, to the best of the Vendors' knowledge information and belief, prior thereto) the Company has not deposited, treated, kept or disposed of any waste on the Properties otherwise than in accordance with any Environmental Law.

5.    Criminal Liability

5.1 Since the Relevant Date (and, to the best of the Vendors' knowledge information and belief, prior thereto) no written notice has been received by the Company in respect of breaches or alleged breaches of Environmental Laws.

5.2 Since the Relevant Date (and, to the best of the Vendors' knowledge, information and belief, prior thereto) the Company has not been involved in any criminal litigation or other legal proceedings relating to a breach or alleged breach of any Environmental Laws.

5.3 No criminal litigation is pending or, so far as the Vendors are aware, threatened against the Company or any of its directors, officers or employees.

6.    Statutory and Common Law Nuisance

6.1 Since the Relevant Date (and, to the best of the Vendors' knowledge, information and belief, prior thereto) no public or local authority or member of the public has given written notice complaining to the Company alleging, and so far as the Vendors are aware, no member of the public has complained to a local authority of, a nuisance arising on or from the Properties. No litigation in this respect is pending or, so far as the Vendors are aware, threatened against the Company.

6.2 So far as the Vendors are aware, the Properties are not affected by any actionable nuisance at law adversely affecting the Company's use and enjoyment or other rights in respect thereof.

7.    Other Tortious Liability

7.1 So far as the Vendors are aware, the Company has not received any written complaint made by any public or regulatory authority or member of the public alleging a claim in tort other than a claim in nuisance, as warranted above.

8.    Health and Safety

8.1 Since the Relevant Date (and, to the best of the Vendors' knowledge information and belief, prior thereto) no written notification has been received by the Company alleging breach of regulations made under the Health and Safety at Work etc. Act 1974 or otherwise regarding health and safety relating to the operation of the Company.

8.2 There is no outstanding claim from employees of the Company regarding the Company's duty to ensure their health, safety and welfare at work under the Health and Safety at Work etc. Act 1974.

SIGNED by                                 )
for and on behalf of STONEYRUN            )
INC in the presence of:                   )



SIGNED by                                 )
for and on behalf of NEW SOUTHWOOD        )
ASSOCIATES INC in the presence of:        )

SIGNED by                                 )
for and on behalf of NASH, SELLS &        )
PARTNERS LIMITED in the presence of:      )

SIGNED by                                 )
for and on behalf of NASH, SELLS LPIA     )
in the presence of:                       )

SIGNED by                                 )
for and on behalf of NASH, SELLS LPIC     )
in the presence of:                       )

SIGNED by                                 )
for and on behalf of TIVERTON             )
HOLDINGS LIMITED in the presence of:      )

SIGNED by                                 )
for and on behalf of EAGLEVIEW III        )
ASSOCIATES LP in the presence of:         )

SIGNED by                                 )
for and on behalf of LOWTON               )
HOLDINGS LIMITED in the presence of:      )

SIGNED by                                 )
for and on behalf of SERGUS               )
INVESTMENTS S.A.                          )
in the presence of:                       )



SIGNED by                                 )
for and on behalf of CRAEGMOOR            )
HEALTHCARE COMPANY LIMITED                )
in the presence of:                       )